                            SCHEDULE 14C INFORMATION


               Information Statement Pursuant to Section 14(c) of
             the Securities Exchange Act of 1934 (Amendment No. 1)


      Check the appropriate box:
      / /        Preliminary Information Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
      /X/        Definitive Information Statement

                       FIBERNET TELECOM GROUP, INC.
------------------------------------------------------------
      (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14c-5(g)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
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           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
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

                          FIBERNET TELECOM GROUP, INC.
                              570 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10022

                            ------------------------

                             INFORMATION STATEMENT

                               DECEMBER 27, 1999

                            ------------------------

                               TO STOCKHOLDERS OF
                          FIBERNET TELECOM GROUP, INC.


    This Information Statement, as amended, (the "Information Statement") is being delivered by FiberNet Telecom Group, Inc., a Nevada corporation (the "Company"), and relates to (i) the merger by the Company with and into FiberNet Telecom Group, Inc., a Delaware corporation ("FiberNet Delaware"), in order to change the Company's state of incorporation from Nevada to Delaware (the "Merger") and (ii) the adoption of the 1999 Stock Option Plan of the Company, as amended.


                     WE ARE NOT ASKING YOU FOR A PROXY AND
                   YOU ARE REQUESTED NOT TO SEND US A PROXY.

    On December 10, 1999, by unanimous written consent, the Board of Directors of the Company and the Board of Directors of FiberNet Delaware approved the terms of the Merger as described in an Agreement and Plan of Merger (the "Plan of Merger"). The Plan of Merger was also approved by the Company, which is the sole stockholder of FiberNet Delaware, and by the stockholders of the Company holding a majority of the voting shares of stock in the Company. Stockholder approval of the Merger was obtained by written consent in lieu of a stockholders meeting on December 10, 1999 ("Stockholders Consent"). 25,391,904 shares voted in favor of the Plan of Merger out of a total of 36,536,425 shares entitled to vote, constituting a majority of the voting shares of stock in the Company.


    The Merger will be effective twenty days after the mailing of this Information Statement, on or about February 4, 2000 (the "Effective Date") upon the filing of a Certificate of Merger with the Secretary of State of the State of Delaware and the Articles of Merger with the Secretary of State of the State of Nevada.


    In addition, the Board of Directors of the Company approved the 1999 Stock Option Plan to provide for the issuance of options to employees, directors and consultants to purchase an aggregate of 2,500,000 shares of common stock, $0.001 par value ("Company Common Stock"), of the Company thereunder. The 1999 Stock Option Plan was also approved by stockholders of the Company holding a majority of voting shares of stock in the Company. Stockholder approval was obtained by written consent in lieu of a stockholders meeting on December 10, 1999 (the "Initial Stock Option Plan Stockholders Consent"). 25,391,904 shares voted in favor of the 1999 Stock Option Plan out of a total of 36,536,425 shares entitled to vote, constituting a majority of the voting shares of stock in the Company. An amendment ("Amendment") to the 1999 Stock Option Plan (as amended, the 1999 Stock Option Plan shall be hereinafter referred to as the "Stock Option Plan") was approved by the Board of Directors to increase the number of shares of Company Common Stock reserved for issuance under the 1999 Stock Option Plan by 2,000,000 shares, to an aggregate of 4,500,000 shares. Stockholder approval was obtained by written consent in lieu of a stockholders meeting on December 16, 1999 (together with the Initial Stock Option Plan Stockholders Consent, such approval shall hereinafter be collectively referred to as the "Stock Option Plan Stockholders Consent"). 25,391,904 shares voted in favor of the Amendment out of a total of 36,536,425 shares entitled to vote, constituting a majority of the voting shares of stock in the Company.


    This Information Statement is being mailed on or about January 14, 2000. The Board of Directors of the Company has fixed the close of business on December 17, 1999 as the record date (the "Record Date") for determining the stockholders entitled to receive this Information Statement.



    This Information Statement amends the Effective Date of the merger from January 18, 2000 to on or about February 4, 2000, and the date by which stockholders wishing to exercise their right to dissent must notify the Company from January 27, 2000 to February 13, 2000.


    This Information Statement is being furnished to stockholders of the Company solely to provide you with certain information concerning the Merger and the Stock Option Plan in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the regulations promulgated thereunder, including particularly Regulation 14C. The costs of this Information Statement are being borne by the Company.

                     WE ARE NOT ASKING YOU FOR A PROXY AND
                   YOU ARE REQUESTED NOT TO SEND US A PROXY.

                          REINCORPORATION IN DELAWARE

    The Board of Directors believes that it is in the best interest of the Company and its stockholders for the Company to change its state of incorporation from Nevada to Delaware. The reincorporation will be accomplished by the Merger and pursuant to the Plan of Merger, under which the Company will be merged with and into FiberNet Delaware. The terms and conditions of the Merger are set forth in the Plan of Merger entered into between the Company and FiberNet Delaware and attached to this Information Statement as EXHIBIT A. The Plan of Merger was approved by written consent of a majority of the stockholders of the Company dated December 10, 1999 (the "Stockholders Consent"). FiberNet Delaware is a wholly owned subsidiary of the Company. It currently has no operations. FiberNet Delaware was incorporated for the sole purpose of reincorporating the Company in Delaware without any interruption in the operations of the Company. Upon completion of the Merger on the Effective Date, the Company will cease to exist and FiberNet Delaware will continue the business of the Company under the name of FiberNet Telecom Group, Inc.

EFFECT OF THE MERGER

    The Plan of Merger provides, in part, that: (i) each share of Company Common Stock will be exchanged for one share of common stock, par value $0.001 ("FiberNet Delaware Common Stock"), of FiberNet Delaware; (ii) each share of Series C Convertible Preferred Stock, par value $0.001 ("Series C Preferred Stock"), of the Company will be exchanged for one share of Series C Preferred Stock, par value $0.001, of FiberNet Delaware; (iii) each share of Series D Preferred Stock, par value $0.001 ("Series D Preferred Stock"), of the Company will be exchanged for one share of Series D Preferred Stock, par value $0.001, of FiberNet Delaware; (iv) each share of Series E Preferred Stock, par value $0.001 ("Series E Preferred Stock"), of the Company will be exchanged for one share of Series E Preferred Stock, par value $0.001, of FiberNet Delaware;
(v) each share of Series F Preferred Stock, par value $0.001 ("Series F Preferred Stock" and together with the Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, the "Company Preferred Stock"), of the Company will be exchanged for one share of Series F Preferred Stock, par value $0.001, of FiberNet Delaware; (vi) each outstanding warrant to purchase Company Common Stock shall become a warrant to purchase FiberNet Delaware Common Stock on the basis of one share of FiberNet Delaware Common Stock for each share of Company Common Stock at an exercise price per share equal to the exercise price per share in effect prior to the Merger; and (vii) each outstanding option to purchase Company Common Stock, including options granted under the Company's Employee Equity Participation Program and the Stock Option Plan, will be automatically assumed by FiberNet Delaware and will represent an option to acquire shares of FiberNet Delaware Common Stock on the basis of one share of FiberNet Delaware Common Stock for each share of Company Common Stock at an exercise price equal to the exercise price of the option granted by the Company. Each certificate representing issued and outstanding shares of the Company Common Stock will represent the number of shares of FiberNet Delaware Common Stock into which such shares are converted by virtue of the Merger.

    The rights, privileges, powers and preferences of each series of the Company Preferred Stock and Company Common Stock shall remain unchanged, except that the rights of holders thereof shall be governed by the Delaware General Corporation Law.

    IT WILL NOT BE NECESSARY FOR STOCKHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF FIBERNET DELAWARE; HOWEVER, STOCKHOLDERS MAY EXCHANGE THEIR CERTIFICATE IF THEY SO CHOOSE.

    Holders of Company Common Stock who wish to exchange their certificates may do so by contacting the transfer agent of the Company, Interwest Transfer Company, P.O. Box 17136, Salt Lake

City, Utah 84117, (801) 272-9294, Attention: FiberNet Telecom Group, Inc. service representative. Holders of shares of any series of Company Preferred Stock who wish to exchange their certificates may do so by contacting the Company at its principal executive offices, 570 Lexington Avenue, New York, New York 10022, (212) 405-6200, Attention: Vice President of Finance. Holders of shares of any series of Company Preferred Stock or Company Common Stock who wish to exchange their certificates must make such request no later than February 29, 2000.

    As a result of the Merger, FiberNet Delaware will succeed to all of the assets and liabilities of the Company. FiberNet Delaware will also assume and continue any and all of the Company's stock option plans, including the Employee Equity Participation Program, the Stock Option Plan and all other employee benefit plans of the Company.

SHARE PRICE

    The bid and ask price per share at market close for shares of Common Stock of the Company on December 20, 1999 was $11.000 (bid) and $11.125 (ask), respectively as reported on Bloomberg L.P.

DESCRIPTION OF STOCK OF THE COMPANY AND FIBERNET DELAWARE

    As of the Record Date, there were approximately 25,932,464 shares of Company Common Stock, 133,333 shares of Series C Preferred Stock, 309,143 shares of Series D Preferred Stock, 291,926 shares of Series E Preferred Stock and 345,515 shares of Series F Preferred Stock issued and outstanding. There are no shares of the Company's Series A Convertible Cumulative Preferred Stock, $0.001 par value ("Series A Preferred Stock"), or Series B Voting Preferred Stock, $0.001 par value ("Series B Preferred Stock"), issued and outstanding as of the Record Date.

    As of the Record Date, there were 10 shares of FiberNet Delaware Common Stock issued and outstanding, all of which are held by the Company. Pursuant to the Plan of Merger, as of the Effective Date of the Merger, shares of FiberNet Delaware Common Stock issued and outstanding immediately prior thereto shall be cancelled and returned to the status of authorized but unissued shares. Each share of the respective series or class of stock of the Company will become an equivalent series or class of stock of FiberNet Delaware pursuant to the Merger and will have the same rights, powers, privileges, preferences and designations as currently exist in the series or class of stock of the Company currently outstanding.

ADDRESS OF THE COMPANY AND FIBERNET DELAWARE; ADDRESS OF TRANSFER AGENT

    The principal executive offices of the Company are, and for FiberNet Delaware will continue to be, located at 570 Lexington Avenue, New York, New York 10022 with the same telephone number of (212) 405-6200. The transfer agent for FiberNet Delaware will continue to be Interwest Transfer Company, located at P.O. Box 17136, Salt Lake City, Utah, 84117 with the telephone number of
(801) 272-9294.

TERMINATION

    The Plan of Merger is subject to termination at the option of either the Company or FiberNet Delaware prior to the Effective Date.

APPROVALS

    A Certificate of Merger must be filed with the State of Delaware, and Articles of Merger must be filed with the State of Nevada to effect the Merger. Except for these filings, no federal or state regulatory requirements must be complied with or approvals obtained in connection with the Merger.

PRINCIPAL REASONS FOR REINCORPORATION

    As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based. The Company believes that stockholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own. Although the Nevada Revised Statutes are relatively similar to the General Corporation Law of the State of Delaware, Delaware law is widely regarded as the most extensive and well-defined body of corporate law in the United States. Many corporations have initially chosen Delaware for their state of incorporation or have subsequently changed their corporate domicile to Delaware in a manner similar to that of the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and willingness to act quickly and effectively to meet changing business needs. Moreover, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has been developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

COMPARISON OF RIGHTS UNDER NEVADA LAW AND DELAWARE LAW; THE CHARTER AND BY-LAWS OF THE COMPANY AND FIBERNET DELAWARE

    Upon completion of the Merger, the stockholders of the Company, a Nevada corporation, will become stockholders of FiberNet Delaware, a Delaware corporation, and the rights of such stockholders will be governed by applicable Delaware law, including the Delaware General Corporation Law (hereinafter referred to as "Delaware Law"), the FiberNet Delaware Certificate of Incorporation (the "FiberNet Delaware Certificate"), a copy of which is attached hereto as EXHIBIT B and incorporated herein by this reference, and the By-laws of FiberNet Delaware (the "FiberNet Delaware By-laws"), a copy of which is attached hereto as EXHIBIT C and incorporated herein by this reference.

    The following discussion summarizes certain important differences between the rights of stockholders of the Company under the Nevada Revised Statutes ("Nevada Law" or "Nevada Revised Statutes"), the Company's Articles of Incorporation (the "Company Articles") and the By-laws of the Company (the "Company By-laws"), and the rights of stockholders of FiberNet Delaware under Delaware Law, the FiberNet Delaware Certificate, and the FiberNet Delaware By-laws. The discussion of the FiberNet Delaware By-laws and the FiberNet Delaware Certificate below is qualified by reference to EXHIBITS B and C, respectively.

(1) AUTHORIZED CAPITAL STOCK

    Under the Company Articles, the Company currently has authority to issue 50,000,000 shares of Common Stock, $0.001 par value, and 5,000,000 shares of Preferred Stock, $0.001 par value. The Board of Directors of the Company has authorized the issuance of 1,000,000 shares of Series A Preferred Stock, 80,000 shares of Series B Preferred Stock, 133,333 shares of Series C Preferred Stock, 500,000 shares of Series D Preferred Stock, 750,000 shares of Series E Preferred Stock and 500,000 shares of Series F Preferred Stock.

    Under the FiberNet Delaware Certificate, FiberNet Delaware currently has authority to issue 150,000,000 shares of Common Stock, par value $0.001 per share, and 20,000,000 shares of preferred stock, par value $0.001 per share, which preferences and characteristics are to be determined by the Board of Directors of FiberNet Delaware. The Board of Directors of FiberNet Delaware has authorized the issuance of 133,333 shares of Series C Preferred Stock, $0.001 par value, 500,000 shares of Series D Preferred Stock, $0.001 par value, 750,000 shares of Series E Preferred Stock, $0.001 par value, and 500,000 shares of Series F Preferred Stock, $0.001 par value, by filing a Certificate of

Designation for each such series of preferred stock with the Secretary of State of the State of Delaware.

    The rights, powers, privileges, preferences and designations of the Company's Common Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock will remain unchanged, except insofar as the rights of the holders thereof will be governed by Delaware Law rather than Nevada Law upon the Effective Date of the Merger.

(2) STOCKHOLDER ACTION BY WRITTEN CONSENT

    Under Delaware Law, unless otherwise provided in a corporation's certificate of incorporation, any action required to be taken at an annual or special meeting of the stockholders may be taken in the absence of a meeting, without prior notice and without a vote. Such action may be taken by the written consent of stockholders in lieu of a meeting setting forth the action so taken and signed by the holders of outstanding stock representing the number of shares necessary to take such action at a meeting at which all shares entitled to vote were present and voted. Prompt notice of the taking of a corporate action without a meeting by less than unanimous written consent must be given to those stockholders who have not consented in writing. FiberNet Delaware has not prohibited the taking of stockholder actions by written consent in the FiberNet Delaware Certificate.

    Under Nevada Law, unless otherwise provided in a corporation's articles of incorporation or by-laws, any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. The Company By-laws do not contain a prohibition on the taking of stockholder actions by written consent.

(3) SPECIAL MEETINGS OF STOCKHOLDERS

    Under Delaware Law, special meetings of stockholders may be called by the Board of Directors or by such other person or persons as may be authorized to do so by the corporation's certificate of incorporation or by-laws. The FiberNet Delaware By-laws provide that a special meeting of the stockholders may be called by the President or by the Board of Directors. The stockholders do not have the right to call a special meeting of the stockholders of FiberNet Delaware under the FiberNet Delaware By-laws.

    Under Nevada Law, special meetings of stockholders may be held in the manner provided by the by-laws of the corporation. The Company By-laws provide that special meetings of the stockholders may be called by the President at the request of the holders of not less than ten percent of all the outstanding shares of the Company entitled to vote at a meeting or by the Board of Directors.

(4) BOARD OF DIRECTORS

    SIZE OF BOARD OF DIRECTORS. Under the FiberNet Delaware By-laws, the FiberNet Delaware Board of Directors is composed of a number of directors as fixed from time to time by the Board of Directors, but shall be no less than one. Directors need not be stockholders. Under the Company By-laws, the Company Board of Directors is composed of a number of directors as established by the Company Board of Directors, but shall be no less than one.

    ELECTION OF DIRECTORS. Delaware Law permits a Delaware corporation to classify its Board of Directors into as many as three classes. FiberNet Delaware does not have a classified Board of Directors. Nevada Law also permits a corporation to classify its Board of Directors provided that at least one-fourth of the total number of directors is elected annually. The Company By-laws do not provide for a classified Board of Directors.

    VACANCIES. Under Delaware Law, subject to the rights, if any, of holders of any series of preferred stock to elect directors and to fill vacancies on the Board of Directors, vacancies on the Board of Directors will be filled by the affirmative vote of a majority of the remaining directors then in office, even if such number is less than a quorum. Any director so appointed will hold office for the remainder of the full term of the directorship so vacated. Similarly, Nevada Law provides that vacancies may be filled by a majority of the remaining directors, even if such number is less than a quorum, unless the articles of incorporation provide otherwise.

    The Company By-laws provide that vacancies on the Board of Directors may be filled by the majority of directors then in office. The FiberNet Delaware By-laws provide that, except as any certificate of designation or subsequent amendment to the FiberNet Delaware Certificate filed by FiberNet Delaware provides otherwise, vacancies on the Board of Directors may be filled by the majority of the directors then in office.

(5) RESTRICTIONS ON BUSINESS COMBINATIONS/CORPORATE CONTROL

    Both Delaware Law and Nevada Law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Delaware Law, except under certain circumstances, a corporation is not permitted to engage in a business combination with any "interested stockholder" for three years following the date that such stockholder became an interested stockholder. Similarly, Nevada Law does not permit business combinations with interested stockholders for three years following the date such stockholder became an interested stockholder without board approval. Nevada Law defines an interested stockholder, generally, as a person who owns 10% or more, rather than 15% or more as under Delaware Law, of the outstanding shares of the corporation's voting stock.

    In addition, Nevada Law generally disallows the exercise of voting rights with respect to "control shares" of an "issuing corporation" held by an "acquiring person", unless such voting rights are conferred by a majority vote of the disinterested stockholders. "Acquiring person" means (subject to certain exceptions) any person who individually or in association with others, acquires or offers to acquire, directly or indirectly, a controlling interest in the issuing corporation. "Control shares" are the voting shares of an issuing corporation acquired in connection with the acquisition of a "controlling interest". "Controlling interest" is defined in terms of threshold levels of voting share ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority or (iii) a majority or more of the voting power of the issuing corporation in the election of directors, and voting rights must be conferred by a majority of the disinterested stockholders as each threshold is reached and/or exceeded. The Delaware Law does not contain a similar control shares statute.

(6) STOCKHOLDER VOTE FOR MERGERS AND OTHER CORPORATE REORGANIZATIONS

    In general, both jurisdictions require authorization by an absolute majority of outstanding shares entitled to vote thereon, as well as approval by the Board of Directors with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Neither Nevada Law nor Delaware Law requires stockholder approval by the stockholders of a surviving corporation in a merger or consolidation so long as the surviving corporation issues no more than 20% of its voting stock in the transaction.

(7) APPRAISAL RIGHTS; DISSENTERS RIGHTS

    Both Delaware Law and Nevada Law provide that stockholders have the right, in some circumstances, to dissent from certain corporate reorganizations and to instead demand payment of cash in the amount of the fair market value of their shares in lieu of the consideration such stockholder would otherwise receive in the transaction. Under Delaware Law and Nevada Law, a stockholder wishing to exercise appraisal rights must submit a written demand for appraisal of such stockholder's shares to the corporation prior to the event which triggers such appraisal rights and comply with other filing requirements more fully set forth in the Delaware Law and Nevada Law.

    Under Delaware Law, such appraisal rights are not available to
(i) stockholders with respect to a merger or consolidation by a corporation, the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders or (ii) stockholders of a corporation surviving merger if no vote of the stockholders of the surviving corporation is required to approve the merger because, among other things, the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger and if certain other conditions are met.

    Nevada Law also limits dissenters rights when the shares of the corporation are listed on a national securities exchange or are held by at least 2,000 stockholders unless the stockholders are required to accept in exchange for their shares anything other than (i) cash, (ii) shares in the surviving corporation, (iii) shares in another entity that is publicly listed or held by more than 2,000 stockholders or (iv) any combination of cash or shares in an entity described in (ii) or (iii).

    Stockholders of the Company are entitled under Nevada Law to obtain payment of the fair market value of their shares if they dissent from the consummation of the Plan of Merger. See "--Appraisal Rights" below for a summary of the appraisal rights available to stockholders of the Company in connection with the Merger.

(8) INDEMNIFICATION OF OFFICERS AND DIRECTORS AND ADVANCEMENT OF EXPENSES

    Delaware and Nevada have very similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents for claims against such persons as a result of their positions. Delaware Law and Nevada Law differ slightly in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit, or proceeding. Delaware Law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third party action, provided there is a determination by a disinterested quorum of the directors, by independent legal counsel, or by a majority vote of a quorum of the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware Law requires indemnification of expenses when the individual being indemnified has successfully defended the action on the merits or otherwise.

    Delaware Law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. Nevada Law provides for similar advancement of expenses at the discretion of the Board of Directors. In addition, however, the articles of incorporation, by-laws or an agreement made by the corporation may require the corporation to advance expenses as they are incurred before the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. The Company Articles and Company By-laws do not permit or require the advancement of expenses.

(9) LIMITATION ON PERSONAL LIABILITY OF DIRECTORS

    Nevada Law is similar to Delaware Law regarding the adoption of provisions limiting personal liability, but differs in two respects. First, the Nevada Law provision applies to both directors and officers. Second, the Delaware Law provision excepts from limitation on liability a breach of the duty of loyalty. The Nevada Law counterpart does not contain this exception. The Company Articles provide for the elimination of personal liability for the directors and officers of the Company for damages for breach of fiduciary duty except for acts or omissions involving intentional misconduct, fraud or a knowing violation of law or for the payment of dividends in violation of Nevada Law.

    The FiberNet Delaware Certificate similarly eliminates the liability of directors to the fullest extent permissible under Delaware Law, as such law exists currently or as it may be amended in the future. Under Delaware Law, such provision may not eliminate or limit director monetary liability for:
(i) breaches of the director's duty of loyalty to the corporation or its stockholders; (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (iii) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (iv) transactions in which the director received an improper personal benefit.

    Under Delaware Law and Nevada Law, provisions with respect to limitation of liability may not limit a director's liability for violation of, or otherwise relieve a corporation or its directors from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

VOTE REQUIRED--ADOPTION OF PLAN OF MERGER

    On the date of the Stockholders Consent, the outstanding voting securities of the Company were 36,536,425 shares of Company Common Stock, par value $0.001 per share. Each share of Common Stock held of record counts as one vote and each share of Series C Preferred Stock counts as 117.03 votes. 25,391,904 votes (the "Majority Vote"), or more than a majority, voted in favor of adoption of the Plan of Merger. Holders of the Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock do not have voting rights.

APPRAISAL RIGHTS

    The following is a summary of appraisal rights available to the stockholders of the Company, which summary is not intended to be a complete statement of the applicable Nevada Law and is qualified in its entirety by reference to Chapters 92A.300 through 92A.500 of the Nevada Revised Statutes attached hereto as EXHIBIT D.

    Since the Merger was approved by the required vote of the stockholders by majority written consent, the Company is required to mail a notice (the "Dissenter's Notice") to all stockholders of the Company as of the Record Date, a form of which is attached hereto as EXHIBIT E. In accordance with Nevada Law, the Dissenter's Notice states that any stockholder wishing to exercise the right to dissent must (i) properly complete and send the attached form of demand for payment (the "Demand for Payment") to the Company at 570 Lexington Avenue, New York, New York 10022, attention: Vice President of Finance and (ii) deposit such stockholder's certificate(s) representing the stock held by such stockholder, if any, with the Company's transfer agent, Interwest Transfer Company, P.O. Box 17136, Salt Lake City, Utah, 84117. The dissenting stockholder must timely mail the Demand for Payment so that it is received by the Company on or before the date of delivery of the Dissenter's Notice.

    In accordance with Nevada Law, the Demand for Payment requires that the dissenting stockholder certify that he, she or it acquired beneficial ownership of the stock on or before the date of this Information Statement. The stockholder who demands payment retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action. A stockholder who fails to timely mail the Demand for Payment as set forth above is not entitled to receive payment for his, her or its shares under Chapter 92A of the Nevada Revised Statutes.

    The Company is required, except with respect to dissenters who were not beneficial owners of Company Common Stock before the date of this Information Statement, to pay to each dissenter who properly asserted his or her right to dissent the amount the Company estimates to be the fair value of such stockholder's shares plus accrued interest. The dissenting stockholder may seek to enforce the Company's obligations in the district court located in the county where the Company's registered office is located or, at the election of any dissenter residing or having its registered office in Nevada, of the county in which the dissenter resides or has its registered office.

    In accordance with Nevada Law, any payments made by the Company to dissenting stockholders will be accompanied by (i) the Company's balance sheet dated December 31, 1998, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any, (ii) a statement of the Company's estimate of the fair value of the shares, (iii) an explanation of how the interest was calculated, (iv) a statement of the dissenter's rights to demand payment under the Nevada Revised Statutes and (v) a copy of Chapter 92A.300 through 92A.500 of the Nevada Revised Statutes.

    A dissenter may notify the Company in writing, within 30 days after the Company made or offered payment for such stockholder's shares, of its, his or her own estimate of the fair value of its, his or her shares and the amount of interest due, and demand payment of its, his or her estimate (less any payment already made by the Company), if it, he or she believes that the amount paid the Company is less than the fair value of its, his or her shares or that the interest due is incorrectly calculated.

    If a demand for payment by a dissenting stockholder remains unpaid for 60 days after receiving the demand, the Company shall petition the court to determine the fair value of the shares and accrued interest. If the Company does not commence this proceeding within the 60-day period, it is required to pay each dissenter whose demand remains unsettled the amount demanded. The Nevada Revised Statutes specify the court in which such petition may be brought and other procedural requirements.

    In addition, the Nevada Revised Statutes provide for the assessment of the costs and expenses of the proceeding against the Company, except that the court may assess such amounts against the dissenters, as the court deems equitable, to the extent the court finds that the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment. Similarly, the Nevada Revised Statutes provide that the court may assess the fees and expenses of the counsel and experts for the respective parties in the amounts that the court finds equitable, in the case of the Company's failure to substantially comply with the requirements of the Nevada Revised Statutes, against the Company, and, in the case of a party that acted arbitrarily, vexatiously or not in good faith, against such party.

FEDERAL TAX CONSEQUENCES OF THE MERGER

    The Merger is intended to constitute a tax-free reorganization under
Section 368(a) (1) (F) of the Internal Revenue Code of 1986, as amended (the "Code"). For federal income tax purposes, no gain is expected to be recognized by Company stockholders (including holders of rights to acquire stock in the Company) as a result of the Merger, to the extent that such stockholders receive solely FiberNet Delaware stock (or rights to acquire stock in FiberNet Delaware). ALL COMPANY STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER.

                             1999 STOCK OPTION PLAN

    The Company's Stock Option Plan provides for the issuance of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Code or nonstatutory stock options ("NSOs") to employees and NSOs to consultants and directors. The Stock Option Plan has been approved by the Board of Directors of the Company and approved by a majority of the stockholders pursuant to the Stock Option Plan Stockholders Consent. The discussion below is qualified by reference to the Stock Option Plan attached to this Information Statement as EXHIBIT F.

GENERAL

    The Stock Option Plan provides for the grant of ISOs and NSOs (collectively, "Options"). All employees are eligible to receive ISOs or NSOs, and directors and consultants are eligible to receive NSOs. The Stock Option Plan is administered either by the Board of Directors or the Compensation Committee of the Board of Directors (the "Administrator"). Options are granted in the discretion of the Administrator and may be granted to the Company's or any of its subsidiaries' officers, directors, employees, and other persons as determined by the Administrator. Options may be conditionally granted to persons who are prospective employees, directors, officers of the Company or any of its subsidiaries. The exercise price of NSOs granted is determined by the Administrator at the time of grant, and the exercise price of ISOs granted is no less than the fair market value of the Company Common Stock on the date of grant.

    There are four executive officers, five non-employee directors and approximately 30 other employees of the Company currently employed by the Company, all of whom (as well as all future employees) are eligible to participate in the Stock Option Plan. A maximum of 4,500,000 shares of Company Common Stock (subject to adjustment in the event of stock split or other changes in the Company Common Stock as provided in the Stock Option Plan) may be awarded under the Stock Option Plan, which reflects the Amendment, increasing the number of shares of Company Common Stock reserved for issuance under the Stock Option from 2,500,000 shares to 4,500,000 shares. The Amendment was adopted by the Board of Directors and by the stockholders pursuant to the Stock Option Plan Stockholders Consent. To the extent Options expire or terminate prior to exercise, such Options will again be available for award under the Stock Option Plan. The unvested portion of any Option made to a director, officer or employee of the Company will be null and void if such person is terminated or resigns from the Company within three months of the date of the Option.

    Each Option will be evidenced by a resolution of the Compensation Committee or the Board of Directors (each, a "Resolution") approving the option grant contained in an employment agreement or a stock option agreement, each dated as of the date of grant and executed by the Company and the optionee, which Resolution shall set forth the number of options granted, the option price, the option term and such other terms and conditions as may be determined appropriate by the Administrator. Shares of Company Common Stock issued under the Stock Option Plan will be "restricted" as defined under Securities and Exchange Commission ("SEC") Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), until such time as the Company determines in its discretion, if at all, to register such shares under the Securities Act.

PURPOSE

    The purpose of the Stock Option Plan is to advance the growth and success of the Company by enabling employees, directors and consultants to acquire a proprietary interest in the Company.

THE ADMINISTRATOR

    The Administrator of the Stock Option Plan will be the Board of Directors or the Compensation Committee of the Board of Directors. The Compensation Committee must be made up of two or more

"non-employee directors" (as defined under Rule 16b-3 under the Exchange Act). The Administrator has full authority and discretion in the administration of the Stock Option Plan, including the designation of those persons receiving Options, the number of shares to be covered by options, stock appreciation rights or stock options, the exercise price and other terms of options, and the other terms of stock appreciation rights or other tandem options. Further, the Administrator may specify additional terms and conditions which may be placed upon receiving an Option. The Administrator's decisions in the administration of the Stock Option Plan shall be final and binding on all persons for all purposes.

OPTIONS

    ISOs may be granted under the Stock Option Plan only to employees of the Company and must be at a price per share not less than 100% of the fair market value of the Company Common Stock at the date of the grant (110% for optionees holding 10% of more of the Company Common Stock). The Stock Option Plan limits grants of ISOs that may be exercised for the first time by the holder during any calendar year to $100,000 in market value (determined at the time of the grant). Each ISO, unless sooner terminated, expires within ten years from the date of the grant (or five years from the date of grant for optionees holding more than 10% of the Company Common Stock). NSOs issued under the Stock Option Plan are not subject to the requirements of the Code and, therefore, may not contain the same restrictions as ISOs issued under the Stock Option Plan and may be granted, at the discretion of the Administrator, below fair market value (as such term is used in the Stock Option Plan). To date, the Company has issued 2,536,359 NSOs and 380,474 ISOs under the Stock Option Plan. No Options granted under the Stock Option Plan have been exercised to date.

    The exercise period for NSOs is set by the Administrator in its discretion, but in no case may the exercise period be greater than 10 years after the date they are granted. The exercise price for Options must be paid to the Company in cash or shares of Company Common Stock (valued at fair market value (as defined in the Stock Option Plan)). Generally, an unexercised portion of an ISO may be exercised within three months after the holder's termination of employment (twelve months if due to disability) and an unexercised portion of an NSO may be exercised not later than ten years after such grant unless the Administrator determines otherwise. Options may be exercised no later than one year following an employee's death unless the Administrator determines otherwise. In no event may an Option be exercised by any person after the expiration of its term. An Option is terminated immediately upon termination of an employee's employment for cause, as defined in the Stock Option Plan. Except for ISOs, Options generally are transferable only to a holder's family member, a trust for the benefit of the holder or family member, a charity, by will, or by the laws of descent and distribution. ISOs are exercisable during an optionee's lifetime only by such optionee and are transferable only upon death by will or the laws of descent or distribution.

AMENDMENTS

    The Board of Directors may amend and modify the Stock Option Plan at any time, subject to the approval of stockholders under certain conditions. The Stock Option Plan shall terminate on May 7, 2004, however, as required by law, any Options then outstanding under the Stock Option Plan shall remain outstanding until they expire by their terms.

FEDERAL TAX ASPECTS OF THE STOCK OPTION PLAN

    Options granted under the Stock Option Plan may be either ISOs or NSOs. The recipient of an ISO does not incur ordinary taxable income at the time of grant or exercise of the option provided that the recipient exercise such ISO in accordance with the applicable provisions of the Code. However, the optionee may incur alternative minimum tax upon exercise of the option. The Company is not entitled to a tax deduction at the time of exercise of an ISO regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least one year after receipt of shares by the optionee and two years after grant of the ISO, any gain is generally taxed as a long-term capital gain. If these holding periods are not satisfied, the optionee recognizes ordinary taxable income upon exercise equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. In turn, the Company is entitled to a tax deduction for the amount of the ordinary income recognized by the optionee.

    Options which do not qualify as ISOs are NSOs. An optionee generally does not recognize taxable income at the time of grant of a NSO. However, upon exercise, the optionee does recognize ordinary taxable income equal to the excess of the fair market value of the shares at the time of exercise over the exercise price. The income recognized by an optionee who is also an employee of the Company is subject to income tax withholding. THIS INFORMATION STATEMENT IS NOT INTENDED TO BE USED BY EMPLOYEES OR OPTIONEES FOR ANY PURPOSES OTHER THAN AS AN INFORMATIONAL SUMMARY DESCRIPTION.

NEW PLAN BENEFITS--1999 STOCK OPTION PLAN

    As of December 20, 1999, the Company has granted Options to purchase 2,916,833 shares under the Stock Option Plan. The Stock Option Plan was adopted by the Board of Directors of the Company on May 7, 1999. Prior to May 7, 1999, the Company granted stock options under its Employee Equity Participation Program, which was terminated on May 7, 1999. None of the current executive officers held such positions prior to May 7, 1999. The former executive officers who held such positions prior to May 7, 1999 were granted stock options under the Employee Equity Participation Program.

    The following table and the accompanying notes set forth certain information concerning outstanding Options under the Stock Option Plan granted to (i) all current executive officers as a group, (ii) all current directors who are not executive officers as a group, (iii) all employees who are not executive officers as a group and (iv) the current executive officers required to be disclosed hereunder.

NAME AND POSITION                                             NUMBER OF UNITS
-----------------                                             ---------------
Michael S. Liss (1).........................................     1,005,000(2)
  President and Chief Executive Officer

Les Hankinson (3)...........................................       300,000(4)
  Senior Vice President--Sales and Marketing
Executive Officer Group (5).................................     1,970,000

Non-Executive Officer Director Group........................       200,000

Non-Executive Officer Employee Group........................       721,833

------------------------

(1) Mr. Liss has served as President and Chief Executive Officer since May 11, 1999.

(2) Includes 125,000 Options for shares exercisable at $4.00 per share, 440,000 Options for shares exercisable at $3.75 per share and 440,000 Options for shares exercisable at $6.00 per share.

(3) Mr. Hankinson has served as Senior Vice President--Sales and Marketing on or about November 8, 1999 pursuant to an employment agreement with the Company dated as of October 4, 1999.

(4) Includes 137,208 Options for shares exercisable at $5.375 per share and 167,792 Options for shares exercisable at $4.50 per share.

(5) Includes Options granted to Roy (Trey) D. Farmer III, who has served as Executive Vice President of the Company since May 11, 1999, Joel W. Zimmermann, who has served as Senior Vice President--Engineering and Network Operations since July 21, 1999, and Messrs. Liss and Hankinson.

    Based on the bid and ask price per share at market close for shares of Common Stock of the Company as of December 20, 1999, the market value per share of the Company Common Stock underlying the Options was $11.000 (bid) and $11.125
(ask), respectively, as reported on Bloomberg L.P.

                             EXECUTIVE COMPENSATION

DIRECTORS COMPENSATION

    The Company does not pay any remuneration to its directors except for normal and customary reimbursement of expenses.

SUMMARY OF EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

    The Company and Mr. Liss are parties to an employment agreement dated
May 7, 1999 (the "ML Agreement") and terminating on May 7, 2001. Under the ML Agreement, Mr. Liss will receive an annual base salary of $250,000, 125,000 Options under the Stock Option Plan and a bonus, if declared by the Board of Directors (or a committee thereof). See "1999 Stock Option Plan--New Plan Benefits." Mr. Liss can be terminated with or without Cause (as defined in the ML Agreement). If Mr. Liss' employment is terminated prior to the scheduled termination date without Cause or voluntarily by Mr. Liss under certain circumstances, including a Change of Control (as defined in the ML Agreement) or the relocation of the Company's principal offices outside the New York metropolitan area, (i) Mr. Liss shall have the right to receive twelve months severance and (ii) all Options granted under the ML Agreement shall vest, among other things. Upon the termination of Mr. Liss for Cause, Mr. Liss is entitled to receive his salary to the date of his termination plus any declared but unpaid bonus and shall be entitled to exercise all vested Options for a period of 30 days after such termination.

    The Company and Mr. Hankinson are parties to an employment agreement dated October 4, 1999 (the "LH Agreement") and terminating on October 4, 2001.
Mr. Hankinson commenced employment on or about November 8, 1999. His compensation under the LS Agreement includes a $225,000 annual base salary, a $30,000 signing bonus, a $80,000 guaranteed annual bonus and 300,000 Options under the Stock Option Plan. See "1999 Stock Option Plan--New Plan Benefits." If Mr. Hankinson voluntarily terminates his employment under certain circumstances, including (i) a material change of his authority or responsibilities,
(ii) reduction of base salary and (iii) a sale of all or substantially all of the Company's assets or a merger, consolidation or combination of the Company with another entity where the purchaser does not assume the LH Agreement, or if Mr. Hankinson's employment is terminated prior to the scheduled termination date without Cause (as defined in the LH Agreement), (i) Mr. Hankinson shall have the right to receive his base salary for the lesser of six months or the date
Mr. Hankinson executes an employment agreement or commences employment with a third party employer and (ii) all Options granted under the LH Agreement shall vest, among other things. Upon the termination of Mr. Hankinson for Cause, Mr. Hankinson is entitled to receive his salary to the date of his termination plus any declared but unpaid bonus and shall be entitled to exercise all Options granted under the LH Agreement which have vested up to such date for a period of 30 days after such termination. Upon the termination of Mr. Hankinson's employment on or prior to February 4, 2000 with Cause or voluntarily by Mr. Hankinson, 50% of the NSOs granted under the LH Agreement shall be cancelled.

SUMMARY COMPENSATION TABLE

    The following table sets forth information concerning the compensation paid by the Company, for services rendered for the last three complete fiscal years to the officers, directors and the four other most highly compensated executive officers of the Company whose salary and bonus exceeded $100,000 during the fiscal year ended 1998. For the fiscal years ended December 31, 1996 and 1997, the only named executive officers of the Company were Santo Petrocelli, Sr., who served as President and Chief Executive Officer and Lawrence S. Polan, who served as Vice President and Chief Financial Officer. No compensation was paid to any named executive officer for the fiscal year ended December 31, 1996.

For the fiscal year ended December 31, 1997, only Mr. Petrocelli received compensation for his services.

                                                              ANNUAL COMPENSATION             LONG TERM COMPENSATION
                                                      ------------------------------------   -------------------------
                                                                              OTHER ANNUAL   UNDERLYING    ALL OTHER
                                                       SALARY      BONUS      COMPENSATION    OPTIONS     COMPENSATION
NAME AND PRINCIPAL POSITION                  YEAR       ($)         ($)           ($)           (#)           ($)
---------------------------                --------   --------   ----------   ------------   ----------   ------------
Santo Petrocelli, Sr. ...................    1998     $150,000          --            --           --             --
  Chairman(1)                                1997      120,000          --            --      190,000(2)          --
                                             1996           --          --            --           --             --

Frank Chiaino............................    1998      125,000          --            --      300,000(4)          --
  President and Chief Executive
  Officer(3)

Lawrence S. Polan........................    1998           --          --            --           --             --
  Vice President and Chief Financial         1997           --          --            --      190,000(2)          --
  Officer(5)                                 1996           --          --            --           --             --

------------------------

(1) Mr. Petrocelli resigned as President and Chief Executive Officer on
    January 1, 1998. The Company entered into a three-year employment agreement with Mr. Petrocelli on January 1, 1998 to serve as Chairman of the Company. On May 7, 1999, Mr. Petrocelli resigned as Chairman of the Company.

(2) Represents options granted under the Company's Employee Equity Participation Program, which was terminated on May 7, 1999, all of which vested on May 7, 1999 and are exercisable at $1.95 per share with a term of three years.

(3) On January 1, 1998, the Company entered into a three-year employment agreement with Frank Chiaino to serve as the Company's President and Chief Executive Officer. On May 7, 1999, Mr. Chiaino resigned as President and Chief Executive Officer of the Company.

(4) Represents options granted under the Company's Employee Equity Participation Program, 150,000 of which were cancelled on May 7, 1999 and 150,000 of which vested on May 7, 1999 and are exercisable at $1.95 per share with a term of three years.

(5) Mr. Polan resigned from the positions of Vice President and Chief Financial Officer in 1998. He did not receive compensation for the fiscal years ended December 31, 1996, 1997 and 1998.

    Michael S. Liss commenced service as the President and Chief Executive Officer of the Company on May 11, 1999 pursuant to the ML Agreement. See "Executive Compensation--Summary of Employment Agreements with Executive Officers." Under the ML Agreement, Mr. Liss is entitled to receive an annual base salary of $250,000 plus a bonus and 125,000 Options under the Stock Option Plan. As of December 17, 1999, Mr. Liss has received 125,000 Options under the Stock Option Plan exercisable at $4.00 per share, 440,000 Options exercisable at $3.75 per share and 440,000 Options exercisable at $6.00 per share. Les Hankinson commenced service as the Senior Vice President--Sales and Marketing of the Company on or about November 8, 1999 pursuant to the LH Employment Agreement. See "Executive Compensation--Summary of Employment Agreements with Executive Officers." Pursuant to the LH Agreement, Mr. Hankinson is entitled to receive an annual base salary of $225,000, a $30,000 signing bonus and a $80,000 guaranteed annual bonus. Since October 21, 1999, Mr. Hankinson has been granted Options for (i) 137,208 shares exercisable at $5.375 per share and (ii) 162,792 shares exercisable at $4.50 per share. Mr. Hankinson has received no Options under the Stock Option Plan other than those granted under the LH Agreement. The expiration dates for the Options granted to Messrs. Liss and Hankinson are ten years from the date of grant for ISOs and ten years from the date of grant for NSOs, as provided under the Stock Option Plan.

OPTION GRANTS IN LAST FISCAL YEAR

    The following tables set forth certain information concerning grants to purchase shares of Company Common Stock to each of the officers named in the summary compensation table above who were granted stock options by the Company during the fiscal year ended December 31, 1998.

                                                               PERCENT OF TOTAL
                                          NUMBER OF              OPTIONS/SARS
                                         SECURITIES               GRANTED TO          EXERCISE PRICE
                                     UNDERLYING OPTIONS/          EMPLOYEES                PER             EXPIRATION
             NAME                       SARS GRANTED            DURING PERIOD             SHARE               DATE
             (A)                             (B)                     (C)                   (D)                (E)
------------------------------       -------------------       ----------------       --------------       ----------
Frank Chiaino(1)..............             300,000                   52.8                  $1.95            1/1/2001

------------------------

(1) Represents options granted to Mr. Chiaino on January 1, 1998 under the Company's Employee Equity Participation Program, of which 150,000 options vested on May 7, 1999 and are exercisable at $1.95 per share for three years, and the remainder of which were cancelled on May 7, 1999.

                               SECURITY OWNERSHIP

    The following table sets forth, to the best of our knowledge, certain information regarding beneficial ownership of the Company Common Stock as of December 17, 1999, by (i) each person (or group of affiliated persons) who is known by the Company to beneficially own more than 5% of the outstanding shares of the Company Common Stock, (ii) each director and executive officer of the Company and (iii) all executive officers and directors of the Company as a group.

                                                              NUMBER OF    PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                          SHARES(1)    CLASS(1)*
------------------------------------                          ----------   ----------
Trident Telecom Partners LLC(1)(2)..........................  16,716,744      59.8%
Signal Equity Partners, L.P.(1)(3)..........................  17,547,218      55.2%
Concordia Telecom Management, L.L.C.(1)(4)..................  13,236,866      48.8%
Metromedia Fiber Network Services, Inc.(5)..................   5,000,000      19.3%
Lancer Offshore, Inc.(6)....................................   1,936,528       7.5%
Burden Direct Investment Fund III(7)........................   1,474,266       5.4%
Timothy P. Bradley(1)(8)....................................  17,580,551      55.3%
Michael S. Liss(1)(9).......................................  14,216,866      50.6%
Roy (Trey) D. Farmer III(9).................................     515,000       1.9%
William Vrattos(12).........................................     350,420       1.3%
Richard Sayers(11)..........................................     321,960       1.2%
Charles J. Mahoney(10)......................................      50,000        **
Steven G. Chrust(13)........................................      50,000        **
Les Hankinson(9)............................................     100,000        **
Joel W. Zimmermann(9).......................................          --        **
All directors and executive officers as a group (9
  persons)(14)..............................................  21,493,685      60.8%

------------------------

* All share percentages assume that each respective beneficial owner, and only that owner, has exercised warrants and/or Options to purchase shares of Company Common Stock.

**  Less than one percent.

(1) Includes 11,691,112 shares beneficially owned by Signal Equity Partners, L.P. ("Signal"), Trident Telecom Partners LLC ("Trident") and Concordia Telecom Management, L.L.C. ("Concordia" and together with Signal and Trident, the "Managers") which are subject to proxies ("Proxies") dated as of May 7, 1999 given by each of SMFS, Inc., LTJ Group, Inc. and LPS Consultants, Inc. to the Managers, pursuant to which the Managers may exercise voting rights and other rights connected with such shares for the earlier of three years from May 7, 1999 or the occurrence of other events.

(2) Includes 40,189 shares of Series C Preferred Stock and warrants, which are convertible or exercisable into Company Common Stock within 60 days or which such owner has the right to acquire within 60 days. The address of Trident is 445 Park Avenue, 6th Floor, New York, New York 10022.

(3) Includes 43,499 shares of Series C Preferred Stock, 309,143 shares of Series D Preferred Stock, 40,551 shares of Series F Preferred Stock and warrants, all of which are convertible or exercisable into Company Common Stock within 60 days or which such owner has the right to acquire within 60 days. The address of Signal is 10 E. 53rd Street, 32nd Floor, New York, New York 10022.

(4) Includes 4,728 shares of Series C Preferred Stock and warrants all of which are convertible or exercisable into Company Common Stock within 60 days or which such owner has the right to acquire within 60 days. Mr. Liss is the sole member of Concordia. The address of Concordia is c/o FiberNet Telecom Group, Inc., 570 Lexington Avenue, New York, New York 10022.

(5) The address of Metromedia Fiber Network Services, Inc. is 1 North Lexington Avenue, White Plains, New York 10601.

(6) Includes 4,728 shares of Series C Preferred Stock, which are convertible into Company Common Stock within 60 days. The address of Lancer Offshore, Inc. is 375 Park Avenue, Suite 2006, New York, New York 10152.

(7) Includes 9,456 shares of Series C Preferred Stock, 68,689 shares of
    Series E Preferred Stock, 33,792 shares of Series F Preferred Stock and warrants, all of which are convertible or exercisable into Company Common Stock within 60 days or which such owner has the right to acquire within 60 days. The address of Burden Direct Investment Fund III is 10 East 53rd Street, 32nd Floor, New York, New York 10022.

(8) Includes shares beneficially owned by Signal and Signal Equity Management Corp. ("Signal Equity"). Mr. Bradley is a Managing Partner of Signal and the President of Signal Equity. The address of Mr. Bradley is c/o Signal Equity Partners, L.P., 10 E. 53rd Street, 32nd Floor, New York, New York 10022.

(9) Includes Options and/or warrants which are exercisable or convertible or which the respective owner has the right to acquire within 60 days. Includes shares beneficially owned by Concordia for Mr. Liss. The address of Messrs. Liss, Farmer, Hankinson, Zimmermann is c/o FiberNet Telecom
    Group, Inc., 570 Lexington Avenue, New York, New York 10022.

(10) Includes Options which are exercisable or which such owner has the right to acquire within 60 days. The address of Mr. Mahoney is c/o Tishman Speyer Properties, 520 Madison Avenue, New York, New, York 10022.

(11) Includes 946 shares of Series C Preferred Stock and 6,868 of Series E Preferred Stock which are convertible into Company Common Stock within 60 days. Includes shares owned by Taurus Telecommunications Inc., which is controlled by Mr. Sayers. Includes Options and/or warrants which are exercisable or convertible or which such owner has the right to acquire within 60 days. The address for Mr. Sayers is c/o 3625 Ridge Run, Canandaigua, New York 14424.

(12) Includes 33,792 shares of Series F Preferred Stock and Options owned by Waterview Partners, LP ("Waterview") which are convertible or exercisable into Company Common Stock within 60 days or which such owner has the right to acquire within 60 days. Mr. Vrattos is a principal of Waterview. The address of Mr. Vrattos is c/o Waterview Partners, LP, 1114 Avenue of the Americas, New York, New York 10036.

(13) Includes Options which are exercisable or which such owner has the right to acquire within 60 days. The address of Mr. Chrust is c/o SGC Advisory Services, 1786 Bedford Street, Stamford, Connecticut 06905.

(14) Includes the shares beneficially owned by Messrs. Bradley and Liss, which are subject to the Proxies through their respective positions in Signal and Concordia.

                                  EXHIBIT LIST

Exhibit A       Agreement and Plan of Merger between FiberNet Telecom Group,
                Inc., a Nevada corporation and FiberNet Telecom Group, Inc., a Delaware corporation

Exhibit B       Certificate of Incorporation of FiberNet Telecom Group,
                Inc., a Delaware corporation

Exhibit C       By-laws of FiberNet Telecom Group, Inc., a Delaware
                corporation

Exhibit D       Chapters 92A.300 through 92A.500 of the Nevada Revised
                Statutes

Exhibit E       Dissenter's Notice of Right to Demand Payment to certain
                Shareholders of FiberNet Telecom Group, Inc., a Nevada
                corporation

Exhibit F       1999 Stock Option Plan (as amended) of FiberNet Telecom
                Group, Inc., a Nevada corporation

                                                                       EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER

    AGREEMENT AND PLAN OF MERGER, dated as of December 10, 1999 (this "AGREEMENT"), between FIBERNET TELECOM GROUP, INC., a Nevada corporation ("FN NV"), and FIBERNET TELECOM GROUP, INC., a Delaware corporation ("FN DE"), such corporations being sometimes referred to herein together as the "CORPORATIONS" and each a "CORPORATION".

    WHEREAS, pursuant to the Merger (as defined below), FN NV is being merged with and into FN DE, and FN DE shall be the surviving corporation of the Merger;

    WHEREAS, FN NV was incorporated under the laws of the State of Nevada on July 20, 1995 as Desert Native Designs, Inc., and the authorized capital stock of FN NV on the date hereof consists of (i) 50,000,000 shares of common stock, $.001 par value ("FN NV COMMON STOCK"), of which 20,932, 464 shares of FN NV Common Stock are issued and outstanding and (ii) 5,000,000 shares of preferred stock, $.001 par value ("FN NV PREFERRED STOCK"), of which (a) 1,000,000 shares were designated Series A Convertible Cumulative Preferred Stock ("FN NV
SERIES A PREFERRED"), of which no shares are issued and outstanding, (b) 80,000 shares were designated Series B Voting Preferred Stock ("FN NV SERIES B PREFERRED"), of which no shares are issued and outstanding, (c) 133,333 shares were designated Series C Convertible Preferred Stock, $.001 par value ("FN NV SERIES C PREFERRED"), of which 133,333 shares are issued and outstanding,
(d) 500,000 shares were designated Series D Preferred Stock, $.001 par value ("FN NV SERIES D PREFERRED"), of which 309,143 shares are issued and outstanding, (e) 750,000 shares were designated Series E Preferred Stock, $.001 par value ("FN NV SERIES E PREFERRED"), of which 291,926 shares are issued and outstanding and (f) 500,000 shares were designated Series F Preferred Stock, $.001 par value ("FN NV SERIES F PREFERRED") of which 345,515 are issued and outstanding;

    WHEREAS, FN DE was incorporated under the laws of the State of Delaware on December 9, 1999, under the name "FIBERNET TELECOM GROUP, INC." Immediately prior to the Effective Date (as defined below), the authorized capital stock of FN DE consists of (i) 100,000,000 shares of common stock, $.001 par value ("FN DE COMMON STOCK"), and (ii) 20,000,000 shares of preferred stock, $.001 par value ("FN DE PREFERRED STOCK"), of which (a) 133,333 shares were designated Series C Preferred Stock, $.001 par value ("FN DE SERIES C PREFERRED"),
(b) 500,000 shares were designated Series D Preferred Stock, $.001 par value ("FN DE SERIES D PREFERRED"), (c) 750,000 shares were designated Series E Preferred Stock, $.001 par value ("FN DE SERIES E PREFERRED"), and (d) 500,000 shares were designated Series F Preferred Stock, $.001 par value ("FN DE
SERIES F PREFERRED"), and of which 10 shares of FN DE Common Stock and no shares of FN DE Preferred Stock are issued and outstanding;

    WHEREAS, the respective Boards of Directors of each of the Corporations have determined that it is in the best interests of each of the Corporations that FN NV merge with and into FN DE (the "MERGER"), pursuant to the provisions of the Nevada Revised Statutes (the "NRS") and the provisions of the General Corporation Law of the State of Delaware (the "DGCL"), with FN DE to be the surviving corporation of the Merger and to continue in existence under the DGCL;

    WHEREAS, FN DE will continue the business of FN NV and otherwise shall be entitled to engage in any lawful act or activity for which corporations may be organized under the DGCL;

    WHEREAS, the respective Boards of Directors of each of the Corporations, by resolutions duly adopted by Unanimous Written Consent, have approved and adopted this Agreement and the stockholders of FN NV have approved and adopted this Agreement by written consent in lieu of a stockholders meeting dated
December 10, 1999;

    NOW, THEREFORE, in consideration of the premises and of the mutual agreements set forth herein, the Corporations hereby agree as follows:

                                   ARTICLE I

                                     MERGER

    1.1 MERGER. On the Effective Date, and in accordance with the provisions of the NRS and the DGCL, FN NV shall be merged with and into FN DE, which shall be the surviving corporation of the Merger.

    1.2 EFFECTIVE DATE. If this Agreement is not abandoned or terminated as permitted by Article IV, a Certificate of Merger shall be signed, verified and filed with the Secretary of State of the State of Delaware in accordance with the DGCL and a Certificate of Merger shall be signed, verified and filed with the Secretary of State of the State of Nevada in accordance with the NRS. The Merger shall become effective upon the date of filing of a Certificate of Merger with the Secretary of State of the State of Nevada, or a Certificate of Merger with the Office of the Secretary of State of the State of Delaware, whichever occurs later (the "EFFECTIVE DATE").

                                   ARTICLE II

                   CONVERSION OF STOCK AND OTHER INSTRUMENTS

    2.1 FN NV PREFERRED STOCK AND FN DE PREFERRED STOCK. Upon the Effective Date of the Merger:

    (a) Each share of FN NV Series C Preferred, which shall be issued and outstanding on the Effective Date, and all rights in respect thereof shall forthwith be changed and converted into one share of FN DE Series C Preferred by virtue of the Merger and without any action on the part of any party.

    (b) Each share of FN NV Series D Preferred, which shall be issued and outstanding on the Effective Date, and all rights in respect thereof shall forthwith be changed and converted into one share of FN DE Series D Preferred by virtue of the Merger and without any action on the part of any party.

    (c) Each share of FN NV Series E Preferred, which shall be issued and outstanding on the Effective Date, and all rights in respect thereof shall forthwith be changed and converted into one share of FN DE Series E Preferred by virtue of the Merger and without any action on the part of any party.

    (d) Each share of FN NV Series F Preferred, which shall be issued and outstanding on the Effective Date, and all rights in respect thereof shall forthwith be changed and converted into one share of FN DE Series F Preferred by virtue of the Merger and without any action on the part of any party.

    2.2 FN DE COMMON STOCK. Upon the Effect Date of the Merger, each share of FN DE Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by FN DE, the holder of such shares, be canceled and returned to the status of authorized but unissued shares.

    2.3 EXCHANGE OF CERTIFICATES. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of FN NV Common Stock and/or FN NV Preferred Stock may be asked to surrender the same for cancellation to a transfer agent, whose name will be delivered to holders prior to any requested exchange ("TRANSFER AGENT"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the appropriate class and series of FN DE's capital stock into which the surrendered shares were converted as provided herein. Until so surrendered, each outstanding certificate theretofore representing shares of FN NV capital stock shall be deemed for all purposes to represent the number of whole shares of the appropriate class and series of FN DE's capital stock into which such shares of FN NV were converted in the Merger.

    The registered owner on the books and records of FN DE or the Transfer Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to FN NV or the Transfer Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of capital stock of FN DE represented by such outstanding certificate as provided above.

    Each certificate representing capital stock of FN DE so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of FN NV so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of FN DE in compliance with applicable laws.

    2.4 FN NV OPTIONS, WARRANTS AND OTHER CONVERTIBLE SECURITIES. Upon the Effective Date of the Merger, FN DE shall assume the obligations of FN NV under FN NV's Employee Equity Participation Program and 1999 Stock Option Plan and any other option, warrant, right to purchase or security convertible into the FN NV Common Stock which shall be outstanding on the Effective Date (a "RIGHT"), and all rights in respect thereof shall forthwith be changed and converted into an option, warrant, right to purchase or security convertible into FN DE Common Stock by virtue of the Merger and without any action of the party on the basis of one share of FN DE Common Stock for each one share of FN NV Common Stock, on the same terms and conditions and at an exercise price equal to the exercise price applicable to a FN NV Right at the Effective date of the Merger.

                                  ARTICLE III

                              EFFECT OF THE MERGER

    3.1 GENERAL. On the Effective Date, the separate existence of FN NV shall cease to exist. FN NV and FN DE shall be a single corporation and FN DE shall possess all the rights, privileges, powers and franchises, as well of a public as of a private nature, and shall be subject to all the restrictions, disabilities and duties of each of the Corporations; and all of the rights, privileges, powers and franchises of each of the Corporations, and all property, real, personal and mixed, and all debts due to either of the Corporations on whatever account, as well for stock subscriptions as all other things in action or belonging to or due to each of the Corporations, shall be taken and deemed to be transferred to and vested in FN DE without further act or deed; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectively the property of FN DE as they were of the Corporations, and title to any real estate or interest therein, vested by deed or otherwise, in either of the Corporations, shall not revert or be in any way impaired by reason of the Merger, but all rights of creditors and any liens upon the property of either of the Corporations shall be preserved unimpaired and all debts, liabilities and duties of each of the Corporations shall thenceforth attach to FN DE, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it. Any action or proceeding, whether civil, criminal or administrative, pending by or against either of the Corporations, shall be prosecuted as if the Merger had not taken place, or FN DE may be substituted in such action or proceeding in place of either of the Corporations.

    3.2 ACTIONS. From time to time after the Effective Date, the last acting officers of FN NV or the corresponding officers of FN DE may, in the name of, and on behalf of, FN NV, execute and deliver all such proper deeds, assignments and other instruments and take or cause to be taken all such further or other actions, as FN DE, or its successors or assigns, may deem necessary or desirable in order to vest in, or perfect or confirm to, FN DE and its successors and assigns, title to, and possession of, all of the property, rights, privileges, powers and franchises referred to in
Section 3.1 and otherwise to carry out the intent and purposes of this Agreement.

    3.3 OTHER MATTERS. All corporate acts, plans, policies, approvals, resolutions and authorizations of FN NV, its stockholders, Board of Directors, committees elected or appointed by its Board of Directors, officers and agents, which are valid and effective immediately prior to the Effective Date, shall be taken for all purposes as the acts, plans, policies, approvals, resolutions and authorizations of FN DE and shall be as effective and binding on FN DE as they were with respect to FN NV.

    3.4 CHARTER DOCUMENTS; DIRECTORS AND OFFICERS. From and after the Effective Date, (a) the Certificate of Incorporation of FN DE shall be, unless and until it is thereafter duly altered, amended or repealed, as provided therein or by law, binding, and (b) the persons serving as the directors and officers of FN DE immediately prior to the Effective Date shall be the directors and officers of FN DE immediately after the Effective Date, until their respective successors shall have been elected and shall have been duly qualified or until their earlier death, resignation or removal.

                                   ARTICLE IV

                                  TERMINATION

    This Agreement may be terminated and the Merger abandoned by FN NV or FN DE by appropriate resolution of its respective Board of Directors and for any reason whatsoever, at any time prior to the Effective Date. In the event that this Agreement is terminated, it shall become void and shall have no effect and no liability shall be imposed upon either of the Corporations or the directors, officers or stockholders or shareholders thereof.

                                   ARTICLE V

                              AMENDMENT AND WAIVER

    Prior to the Effective Date, this Agreement may be amended or modified in any manner as may be determined in the judgment of the respective Boards of Directors of the Corporations to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the filing, recording or official approval of this Agreement and the Merger in accordance with the purposes and intent of this Agreement. Any failure of either of the Corporations to comply with any of the agreements set forth herein may be expressly waived in writing by the other Corporation.

    IN WITNESS WHEREOF, each of the Corporations has caused this Agreement and Plan of Merger to be certified, executed and acknowledged on its behalf by an officer thereunto duly authorized as of the date first set forth above. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

                                                       FIBERNET TELECOM GROUP, INC.
                                                       (a Nevada corporation)

                                                       By:  /s/ MICHAEL S. LISS
                                                            ----------------------------------------
                                                            Name: Michael S. Liss
                                                            Title: President and Chief Executive
                                                            Officer

                                                       FIBERNET TELECOM GROUP, INC.
                                                       (a Delaware corporation)

                                                       By:  /s/ MICHAEL S. LISS
                                                            ----------------------------------------
                                                            Name: Michael S. Liss
                                                            Title: President and Chief Executive
                                                            Officer

                                                                       EXHIBIT B

                          CERTIFICATE OF INCORPORATION

                                       OF

                          FIBERNET TELECOM GROUP, INC.

                                   ARTICLE I

    The name of the corporation (herein called the "CORPORATION") is FiberNet Telecom Group, Inc.

                                   ARTICLE II

    The address of the registered office of the Corporation in the State of Delaware is 9 East Loockerman Street, City of Dover, County of Kent, Delaware 19901. The name of the registered agent of the Corporation at such address is National Registered Agents, Inc.

                                  ARTICLE III

    The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware ("DELAWARE GENERAL CORPORATION LAW").

                                   ARTICLE IV

    (a) The total number of shares of all classes of stock which the Corporation shall have authority to issue is 170,000,000 shares, of which 150,000,000 shall be designated common stock, $.001 par value ("COMMON STOCK") and 20,000,000 shall be designated preferred stock, $.001 par value ("PREFERRED STOCK").

    (b) The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, within the limitations and restrictions stated in this Certificate of Incorporation, to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and the number of shares constituting any such series and the designation thereof, or any of them.

                                   ARTICLE V

    The name and mailing address of the incorporator is as follows:

NAME                                           MAILING ADDRESS
----                                           ---------------
Joy A. Huibonhoa                               c/o O'Sullivan Graev & Karabell, LLP
                                               30 Rockefeller Plaza, 24th Floor
                                               New York, New York 10112

                                   ARTICLE VI

    The number of directors of the Corporation shall be fixed from time to time in the manner provided in the By-laws of the Corporation (the "BY-LAWS"). The election of directors of the Corporation need not be by ballot unless the By-laws so require.

                                  ARTICLE VII

    A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the Delaware General Corporation Law, or (d) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended after the date of incorporation of the Corporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

    Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                                  ARTICLE VIII

    The Corporation shall indemnify its officers, directors, employees and agents to the extent permitted by the General Corporation Law of Delaware.

                                   ARTICLE IX

    (a) The Board of Directors of the Corporation is expressly authorized to make, alter or repeal the By-laws of the Corporation.

    (b) From time to time any of the provisions of this Certificate of Incorporation may be altered, amended or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to the provisions of this paragraph (b).

                                   ARTICLE X

    Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of
Section 291 of the Delaware General Corporation Law or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of the Delaware General Corporation Law order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree on any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

                                   *********

    IN WITNESS WHEREOF, I, the undersigned, being the sole incorporator named herein, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, DO HEREBY CERTIFY, under penalties of perjury, that this is my act and deed and that the facts stated herein are truly set forth and, accordingly, I have hereunto set my hand as of December 9, 1999.

                                          /s/ Joy A. Huibonhoa
                                          --------------------------------------
                                          Joy A. Huibonhoa
                                          Sole Incorporator

                                                                       EXHIBIT C

                                   BY-LAWS OF
                          FIBERNET TELECOM GROUP, INC.

                                   ARTICLE I
                                    OFFICES

1.1 REGISTERED OFFICE.

    The registered office of FiberNet Telecom Group, Inc., a Delaware corporation (the "CORPORATION"), in the State of Delaware shall be at 9 East Loockerman Street, City of Dover, County of Kent 19901, and the registered agent in charge thereof shall be National Registered Agents, Inc.

1.2 OTHER OFFICES.

    The Corporation may also have an office or offices at any other place or places within or without the State of Delaware.

                                   ARTICLE II
                     MEETING OF STOCKHOLDERS; STOCKHOLDERS'
                           CONSENT IN LIEU OF MEETING

2.1 ANNUAL MEETINGS.

    The annual meeting of the stockholders for the election of directors, and for the transaction of such other business as may properly come before the meeting, shall be held at such place, date and hour as shall be fixed by the Board of Directors (the "BOARD") and designated in the notice or waiver of notice thereof, except that no annual meeting need be held if all actions, including the election of directors, required by the General Corporation Law of the State of Delaware (the "DELAWARE STATUTE") to be taken at a stockholders' annual meeting are taken by written consent in lieu of meeting pursuant to
Section 2.12 of this Article II. If the annual meeting is not held on the date designated, it may be held as soon thereafter as convenient and shall be called the annual meeting.

2.2 OTHER MEETINGS

    Meetings of stockholders for any purpose other than the election of directors may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting.

2.3 SPECIAL MEETINGS.

    A special meeting of the stockholders for any purpose or purposes may be called by the Board or by the President.

2.4 NOTICE OF MEETINGS.

    Except as otherwise required by statute, the Certificate of Incorporation of the Corporation (the "CERTIFICATE") or these By-laws, notice of each annual or special meeting of the stockholders shall be given to each stockholder of record entitled to vote at such meeting not less than 10 nor more than 60 days before the day on which the meeting is to be held, by delivering written notice thereof to each stockholder personally, or by mailing a copy of such notice, postage prepaid, directly to each stockholder at such stockholder's address as it appears in the records of the Corporation, or by transmitting such notice thereof to such stockholder at such address by telegraph, cable or other telephonic transmission. Every such notice shall state the place, the date and hour of the meeting, and, in case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise provided in these By-laws, neither the business to be transacted at, nor the purpose of, any meeting of the stockholders need be specified in any such notice or waiver of notice. Notice of any adjourned meeting of stockholders shall not be required to be given, except when expressly required by law.

2.5 QUORUM.

    At each meeting of the stockholders, except where otherwise provided by the Certificate or these By-laws, the holders of a majority of the issued and outstanding shares of Common Stock of the Corporation entitled to vote at such meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business. In the absence of a quorum, a majority in interest of the stockholders present in person or represented by proxy and entitled to vote, or, in the absence of all the stockholders entitled to vote, any officer entitled to preside at, or act as secretary of, such meeting, shall have the power to adjourn the meeting from time to time, until stockholders holding the requisite amount of stock to constitute a quorum shall be present or represented. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally called.

2.6 PLACE OF MEETINGS.

    Annual meetings, special meetings and other meetings of stockholders may be held at any place within or without the State of Delaware as may be selected from time to time by the President or Board.

2.7 ORGANIZATION.

        (a) Unless otherwise determined by the Board, at each meeting of the stockholders, one of the following shall act as chairman of the meeting and preside thereat, in the following order of precedence:

           (i) the President;

           (ii) any director, officer or stockholder of the Corporation designated by the Board to act as chairman of such meeting and to preside thereat if the President shall be absent from such meeting; or

           (iii) a stockholder of record who shall be chosen chairman of such meeting by a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat.

        (b) The Secretary or, if he shall be presiding over such meeting in accordance with the provisions of this Section 2.7 or if the Secretary shall be absent from such meeting, the person (who shall be an Assistant Secretary, if an Assistant Secretary has been appointed and is present) whom the chairman of such meeting shall appoint, shall act as secretary of such meeting and keep the minutes thereof.

2.8 ORDER OF BUSINESS.

    The order of business at each meeting of the stockholders shall be determined by the chairman of such meeting.

2.9 VOTING.

    Except as otherwise provided by law, the Certificate or these By-laws, at each meeting of the stockholders, every stockholder of the Corporation shall be entitled to one vote in person or by proxy for each share of Common Stock of the Corporation held by such stockholder and registered in such stockholder's name on the books of the Corporation on the date fixed pursuant to
Section 6.7 of Article VI as the record date for the determination of stockholders entitled to vote at such meeting. Persons holding stock in a fiduciary capacity shall be entitled to vote the shares so held. A person whose stock is pledged shall be entitled to vote, unless, in the transfer by the pledgor on the books of the Corporation, such person has expressly empowered the pledgee to vote thereon, in which case only the pledgee or his proxy may represent such stock and vote thereon. If shares or other securities having voting power stand in the record of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary shall be given written notice to the contrary and furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:

        (a) if only one votes, his act binds all;

        (b) if more than one votes, the act of the majority so voting binds all; and

        (c) if more than one votes, but the vote is evenly split on any particular matter, such shares shall be voted in the manner provided by law.

    If the instrument so filed shows that any such tenancy is held in unequal interests, a majority or even-split for the purposes of this Section 2.9 shall be a majority or even-split in interest. The Corporation shall not vote directly or indirectly any share of its own capital stock. Any vote of stock may be given by the stockholder entitled thereto in person or by his proxy appointed by an instrument in writing, subscribed by such stockholder or by his attorney thereunto authorized, delivered to the secretary of the meeting; PROVIDED, HOWEVER, that no proxy shall be voted after three years from its date, unless said proxy provides for a longer period. At all meetings of the stockholders, all matters (except where other provision is made by law, the Certificate or these By-laws) shall be decided by the vote of a majority in interest of the stockholders present in person or by proxy at such meeting and entitled to vote thereon, a quorum being present. Unless demanded by a stockholder present in person or by proxy at any meeting and entitled to vote thereon, the vote on any question need not be by ballot. Upon a demand by any such stockholder for a vote by ballot upon any question, such vote by ballot shall be taken. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and shall state the number of shares voted.

2.10 INSPECTION.

    The chairman of the meeting may at any time appoint one or more inspectors to serve at any meeting of the stockholders. Any inspector may be removed, and a new inspector or inspectors appointed, by the chairman of the meeting at any time. Such inspectors shall decide upon the qualifications of voters, accept and count votes, declare the results of such vote, and subscribe and deliver to the secretary of the meeting a certificate stating the number of shares of stock issued and outstanding and entitled to vote thereon and the number of shares voted for and against the question, respectively. The inspectors need not be stockholders of the Corporation, and any director or officer of the Corporation may be an inspector on any question other than a vote for or against his election to any position with the Corporation or on any other matter in which he may be directly interested. Before acting as herein provided, each inspector shall subscribe an oath faithfully to execute the duties of an inspector with strict impartiality and according to the best of his ability.

2.11 LIST OF STOCKHOLDERS.

    It shall be the duty of the Secretary or other officer of the Corporation who shall have charge of its stock ledger to prepare and make, at least 10 days before every meeting of the stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order, and showing

                                       3
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the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to any such meeting, during ordinary business hours, for a period of at least 10 days prior to such meeting, either at a place within the city where such meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held. Such list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

2.12 STOCKHOLDERS' CONSENT IN LIEU OF MEETING.

    Any action required by the Delaware Statute to be taken at any annual or special meeting of the stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, by a consent in writing, as permitted by the Delaware Statute.

                                  ARTICLE III
                               BOARD OF DIRECTORS

3.1 GENERAL POWERS.

    The business, property and affairs of the Corporation shall be managed by or under the direction of the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by the Certificate directed or required to be exercised or done by the stockholders.

3.2 NUMBER AND TERM OF OFFICE.

    The number of directors shall be fixed from time to time by the Board, but shall be no less than one. Directors need not be stockholders. Each director shall hold office until such director's successor is elected and qualified, or until such director's earlier death or resignation or removal in the manner hereinafter provided.

3.3 ELECTION OF DIRECTORS.

    At each meeting of the stockholders for the election of directors at which a quorum is present, the persons receiving the greatest number of votes, up to the number of directors to be elected, of the stockholders present in person or by proxy and entitled to vote thereon shall be the directors; PROVIDED, HOWEVER, that for purposes of such vote no stockholder shall be allowed to cumulate his votes. Unless an election by ballot shall be demanded as provided in
Section 2.9 of Article II, election of directors may be conducted in any manner approved at such meeting.

3.4 RESIGNATION, REMOVAL AND VACANCIES.

        (a) Any director may resign at any time by giving written notice to the Board or the President. Such resignation shall take effect at the time specified therein or, if the time be not specified, upon receipt thereof; unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

        (b) When one or more directors so resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies.

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
        (c) Unless otherwise provided in the Certificate, a certificate of designations or these By-laws:

           (i) Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

           (ii) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the Certificate or any certificate of designation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof in office, or by a sole remaining director so elected.

        (d) Unless otherwise restricted by statute, by the Certificate or by these By-laws, any director or the entire Board may be removed, with or without cause, at any time by vote of the holders of a majority of the shares then entitled to vote at an election of directors or by written consent of the stockholders pursuant to Section 2.12 of Article II.

3.5 MEETINGS.

        (a) ANNUAL MEETINGS. As soon as practicable after each annual election of directors, the Board shall meet for the purpose of organization and the transaction of other business, unless it shall have transacted all such business by written consent pursuant to Section 3.6 of this Article III.

        (b) OTHER MEETINGS. Other meetings of the Board shall be held at such times and places as the Board, the President or any director shall from time to time determine.

        (c) NOTICE OF MEETINGS. Notice shall be given to each director of each meeting, including the time, place and purpose of such meeting. Notice of each such meeting shall be mailed to each director, addressed to such director at such director's residence or usual place of business, at least two days before the date on which such meeting is to be held, or shall be sent to such director at such place by telegraph, cable, wireless or other form of recorded communication, or be delivered personally or by telephone not later than the day before the day on which such meeting is to be held, but notice need not be given to any director who shall attend such meeting. A written waiver of notice, signed by the person entitled thereto, whether before or after the time of the meeting stated therein, shall be deemed equivalent to notice.

        (d) PLACE OF MEETINGS. The Board may hold its meetings at such place or places within or outside the State of Delaware as the Board may from time to time determine, or as shall be designated in the respective notices or waivers of notice thereof.

        (e) QUORUM AND MANNER OF ACTING. A majority of the total number of directors then in office shall be present in person at any meeting of the Board in order to constitute a quorum for the transaction of business at such meeting, and the vote of a majority of those directors present at any such meeting at which a quorum is present shall be necessary for the passage of any resolution or act of the Board, except as otherwise expressly required by law or these By-laws. In the absence of a quorum for any such meeting, a majority of the directors present thereat may adjourn such meeting from time to time until a quorum shall be present.

        (f) ORGANIZATION. At each meeting of the Board, one of the following shall act as chairman of the meeting and preside thereat, in the following order of precedence:

           (i) the President (if a director); or

           (ii) any director designated by a majority of the directors present.

    The Secretary or, in the case of his absence, an Assistant Secretary, if an Assistant Secretary has been appointed and is present, or any person whom the chairman of the meeting shall appoint shall act as secretary of such meeting and keep the minutes thereof.

3.6 DIRECTORS' CONSENT IN LIEU OF MEETING.

    Any action required or permitted to be taken at any meeting of the Board may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by all the directors then in office and such consent is filed with the minutes of the proceedings of the Board.

3.7 ACTION BY MEANS OF CONFERENCE TELEPHONE OR SIMILAR COMMUNICATIONS EQUIPMENT.

    Any one or more members of the Board may participate in a meeting of the Board by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

3.8 COMMITTEES.

    The Board may, by resolution or resolutions passed by a majority of the whole Board, designate one or more committees, each such committee to consist of one or more directors of the Corporation, which to the extent provided in said resolution or resolutions shall have and may exercise the powers of the Board in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers which may require it, such committee or committees to have such name or names as may be determined from time to time by resolution adopted by the Board. A majority of all the members of any such committee may determine its action and fix the time and place of its meetings, unless the Board shall otherwise provide. The Board shall have power to change the members of any such committee at any time, to fill vacancies and to discharge any such committee, either with or without cause, at any time.

3.9 PAYMENT OF EXPENSES.

    By resolution of the Board, directors may be paid their expenses, if any, of attendance at each meeting of the Board. Directors may be paid also either a fixed sum for attendance at each meeting of the Board or a stated salary as a director. Such payment will not preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

                                   ARTICLE IV
                                    OFFICERS

4.1 EXECUTIVE OFFICERS.

    The principal officers of the Corporation shall be a Chief Executive Officer, a President and a Secretary, and may include such other officers as the Board may appoint pursuant to Section 4.3 of this Article IV. Any two or more offices may be held by the same person.

4.2 AUTHORITY AND DUTIES.

    All officers, as between themselves and the Corporation, shall have such authority and perform such duties in the management of the Corporation as may be provided in these By-laws or, to the extent so provided, by the Board.

4.3 OTHER OFFICERS.

    The Corporation may have such other officers, agents and employees as the Board may deem necessary, including one or more Assistant Secretaries, one or more Assistant Treasurers and one or more Vice Presidents, each of whom shall hold office for such period, have such authority and perform such duties as the Board or the President may from time to time determine. The Board may delegate to any principal officer the power to appoint and define the authority and duties of, or remove, any such officers, agents or employees.

4.4 TERM OF OFFICE, RESIGNATION AND REMOVAL.

    (a) All officers shall be elected or appointed by the Board and shall hold office for such term as may be prescribed by the Board. Each officer shall hold office until his successor has been elected or appointed and qualified or until his earlier death or resignation or removal in the manner hereinafter provided. The Board may require any officer to give security for the faithful performance of his duties.

    (b) Any officer may resign at any time by giving written notice to the Board, the President or the Secretary. Such resignation shall take effect at the time specified therein or, if the time be not specified, at the time it is accepted by action of the Board. Except as aforesaid, the acceptance of such resignation shall not be necessary to make it effective.

    (c) All officers and agents elected or appointed by the Board shall be subject to removal at any time by the Board or by the stockholders of the Corporation with or without cause.

4.5 VACANCIES.

    Any vacancy occurring in any office of the Corporation shall be filled by the Board.

4.6 THE CHIEF EXECUTIVE OFFICER.

    The Chief Executive Officer shall be responsible for the general direction of the business and affairs of the Corporation, subject to the authority of the Board, and shall perform such other duties as may from time to time be assigned to the Chief Executive Officer by the Board, or as prescribed by law or these By-laws.

4.7 THE PRESIDENT.

    The President shall be the chief operating and administrative officer of the Corporation, subject to the authority of the Board and the Chief Executive Officer. After the Chief Executive Officer, the President shall direct the policies and management of the Corporation. The President shall perform such other duties as from time to time may be assigned to the President by the Board or the Chief Executive Officer, or as otherwise prescribed by law of these By-laws.

4.8 THE SECRETARY.

    The Secretary shall, to the extent practicable, attend all meetings of the Board and all meetings of the stockholders and shall record all votes and the minutes of all proceedings in a book to be kept for that purpose. The Secretary may give, or cause to be given, notice of all meetings of the stockholders and of the Board, and shall perform such other duties as may be prescribed by the Board or the President, under whose supervision he shall act. The Secretary shall keep in safe custody the seal of the Corporation and affix the same to any duly authorized instrument requiring it and, when so affixed, it shall be attested by the Secretary's signature or, if appointed, an Assistant Secretary, Treasurer or an Assistant Treasurer. The Secretary shall keep in safe custody the certificate books and stockholder records and such other books and records as the Board may direct, and shall perform all other duties incident to the office of Secretary and such other duties as from time to time may be assigned to the Secretary by the Board or the President.

                                   ARTICLE V
                 CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

5.1 EXECUTION OF DOCUMENTS.

    The Board shall designate, by either specific or general resolution, the officers, employees and agents of the Corporation who shall have the power to execute and deliver deeds, contracts, mortgages, bonds, debentures, checks, drafts and other orders for the payment of money and other documents for and in the name of the Corporation, and may authorize such officers, employees and agents to delegate such power (including authority to redelegate) by written instrument to other officers, employees or agents of the Corporation; unless so designated or expressly authorized by these By-laws, no officer, employee or agent shall have any power or authority to bind the Corporation by any contract or engagement, to pledge its credit or to render it liable pecuniarily for any purpose or amount.

5.2 DEPOSITS.

    All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation or otherwise as the Board or any other officer of the Corporation to whom power in this respect shall have been given by the Board, shall select.

5.3 PROXIES WITH RESPECT TO STOCK OR OTHER SECURITIES OF OTHER CORPORATIONS.

    The Board shall designate the officers of the Corporation who shall have authority from time to time to appoint an agent or agents of the Corporation to exercise in the name and on behalf of the Corporation the powers and rights which the Corporation may have as the holder of stock or other securities in any other corporation, and to vote or consent with respect to such stock or securities. Such designated officers may instruct the person or persons so appointed as to the manner of exercising such powers and rights, and such designated officers may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal or otherwise, such written proxies, powers of attorney or other instruments as they may deem necessary or proper in order that the Corporation may exercise its powers and rights.

                                   ARTICLE VI
                 SHARES AND THEIR TRANSFER; FIXING RECORD DATE

6.1 CERTIFICATES FOR SHARES.

    Every owner of stock of the Corporation shall be entitled to have a certificate certifying the number and class of shares owned by him in the Corporation, which shall be in such form as shall be prescribed by the Board. Certificates shall be numbered and issued in consecutive order and shall be signed by, or in the name of, the Corporation by the President or any Vice President, and by the Secretary (or an Assistant Secretary, Treasurer or Assistant Treasurer, if appointed). In case any officer or officers who shall have signed any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate had not ceased to be such officer or officers of the Corporation.

6.2 RECORD.

    A record in one or more counterparts shall be kept of the name of the person, firm or corporation owning the shares represented by each certificate for stock of the Corporation issued, the number of shares represented by each such certificate, the date thereof and, in the case of cancellation, the date of cancellation. Except as otherwise expressly required by law, the person in whose name shares of stock stand on the stock record of the Corporation shall be deemed the owner thereof for all purposes regarding the Corporation.

6.3 TRANSFER AND REGISTRATION OF STOCK.

    (a) Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

    (b) The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

6.4 ADDRESSES OF STOCKHOLDERS.

    The Corporation shall, either at its principal place of business or at such place or places as designated by the Board, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder.

6.5 LOST, DESTROYED AND MUTILATED CERTIFICATES.

    The holder of any shares of the Corporation shall immediately notify the Corporation of any loss, destruction or mutilation of the certificate therefor, and the Board may, in its discretion, cause to be issued to such holder a new certificate or certificates for such shares, upon the surrender of the mutilated certificates or, in the case of loss or destruction of the certificate, upon satisfactory proof of such loss or destruction, and the Board may, in its discretion, require the owner of the lost or destroyed certificate or such holder's legal representative to give the Corporation a bond in such sum and with such surety or sureties as it may direct to indemnify the Corporation against any claim that may be made against it on account of the alleged loss or destruction of any such certificate.

6.6 REGULATIONS.

    The Board may make such rules and regulations as it may deem expedient, not inconsistent with these By-laws, concerning the issue, transfer and registration of certificates for stock of the Corporation.

6.7 FIXING DATE FOR DETERMINATION OF STOCKHOLDERS OF RECORD.

    (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall be not more than 60 nor less than 10 days before the date of such meeting. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; PROVIDED, HOWEVER, that the Board may fix a new record date for the adjourned meeting.

    (b) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall be not more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date has been fixed by the Board, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required by the Delaware Statute, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in this State, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board and prior action by the Board is required by the Delaware Statute, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

    (c) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

                                  ARTICLE VII
                         INDEMNIFICATION AND INSURANCE

7.1 INDEMNIFICATION.

    (a) As provided in the Certificate, to the fullest extent permitted by the Delaware Statute as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its stockholders for breach of fiduciary duty as a director.

    (b) Without limitation of any right conferred by paragraph (a) of this
Section 7.1, each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "Proceeding"), by reason of the fact that he or she is or was a director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer or employee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "Indemnitee"), whether the basis of such Proceeding is alleged action in an official capacity while serving as a director, officer or employee or in any other capacity while serving as a director, officer or employee, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware Statute, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including attorneys' fees, judgments, fines, excise taxes or amounts paid in settlement) reasonably incurred or suffered by such

Indemnitee in connection therewith and such indemnification shall continue as to an Indemnitee who has ceased to be a director, officer or employee and shall inure to the benefit of the Indemnitee's heirs, testators, intestates, executors and administrators; PROVIDED, HOWEVER, that such person acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and with respect to a criminal action or Proceeding, had no reasonable cause to believe his conduct was unlawful; PROVIDED FURTHER, HOWEVER, that no indemnification shall be made in the case of an action, suit or Proceeding by or in the right of the Corporation in relation to matters as to which it shall be adjudged in such action, suit or Proceeding that such director, officer, employee or agent is liable to the Corporation, unless a court having jurisdiction shall determine that, despite such adjudication, such person is fairly and reasonably entitled to indemnification; PROVIDED FURTHER, HOWEVER, that, except as provided in Section 7.1(c) of this
Article VII with respect to Proceedings to enforce rights to indemnification, the Corporation shall indemnify any such Indemnitee in connection with a Proceeding (or part thereof) initiated by such Indemnitee only if such Proceeding (or part thereof) initiated by such Indemnitee was authorized by the Board of the Corporation. The right to indemnification conferred in this
Article VII shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such Proceeding in advance of its final disposition (hereinafter an "Advancement of Expenses"); PROVIDED, HOWEVER, that, if the Delaware Statute requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such Indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "Undertaking"), by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "Final Adjudication") that such Indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise.

    (c) If a claim under Section 7.1(b) of this Article VII is not paid in full by the Corporation with 60 days after a written claim has been received by the Corporation, except in the case of a claim for an Advancement of Expenses, in which case the applicable period shall be 20 days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an Advancement of Expenses pursuant to the terms of any Undertaking, the Indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an Advancement of Expenses) it shall be a defense that, and (ii) in any suit by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking the Corporation shall be entitled to recover such expenses upon a Final Adjudication that, the indemnitee has not met the applicable standard of conduct set forth in the Delaware Statute. Neither the failure of the Corporation (including the Board, independent legal counsel, or the stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the Delaware Statute, nor an actual determination by the Corporation (including the Board, independent legal counsel or the stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an Advancement of Expenses hereunder, or by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such Advancement of Expenses, under this Section or otherwise shall be on the Corporation.

    (d) The rights to indemnification and to the Advancement of Expenses conferred in this Article VII shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Charter, agreement, vote of stockholders or disinterested directors or otherwise.

7.2 INSURANCE.

    The Corporation may purchase and maintain insurance, at its expense, to protect itself and any person who is or was a director, officer, employee or agent of the Corporation or any person who is or was serving at the request of the Corporation as a director, officer, employer or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware Statute.

                                  ARTICLE VIII
                                   AMENDMENT

    Any by-law (including these By-laws) may be adopted, amended or repealed by the vote of the holders of a majority of the shares then entitled to vote or by the stockholders' written consent pursuant to Section 2.12 of Article II, or by the vote of the Board or by the directors' written consent pursuant to
Section 3.6 of Article III.

                                   ARTICLE IX
                               GENERAL PROVISIONS

9.1 BOOKS AND RECORDS; EXAMINATION.

    Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in any form of information storage, provided that the records can be converted into clearly legible form within a reasonable time. The books and records of the Corporation may be kept outside of the State of Delaware. Except as may otherwise be provided by the Delaware Statute, the Board will have the power to determine from time to time whether and to what extent and at what times and places and under what conditions any of the accounts, records and books of the corporation are to be open to the inspection of any stockholder.

9.2 DIVIDENDS.

    Subject to the provisions, if any, of the Delaware Statute and the Certificate of Incorporation, dividends on the capital shares of the Corporation may be declared by the Board at any regular or special meeting. Dividends may be paid in cash, in property or in shares of the capital stock. Before payment of any dividend, the Board may set aside out of any funds of the Corporation available for dividends such reserves for any purpose that the directors will think conducive to the interests of the Corporation.

9.3 SEAL.

    The Board may provide a corporate seal, which shall be in the form of a circle and shall bear the full name of the Corporation, the year of incorporation of the Corporation and the words and figures "Corporate Seal--Delaware."

9.4 FISCAL YEAR.

    The fiscal year of the Corporation shall be the calendar year unless otherwise determined by the Board.

                                                                       EXHIBIT D

                NEVADA REVISED STATUTES CHAPTERS 92A.300-92A.500
                          RIGHTS OF DISSENTING OWNERS

    92A.300 DEFINITIONS.--As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

    92A.305 "BENEFICIAL STOCKHOLDER" DEFINED.--"Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

    92A.310 "CORPORATE ACTION" DEFINED.--"Corporate action" means the action of a domestic corporation.

    92A.315 "DISSENTER" DEFINED.--"Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.410 to 92A.480, inclusive.

    92A.320 "FAIR VALUE" DEFINED.--"Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

    92A.325 "STOCKHOLDER" DEFINED.--"Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.

    92A.330 "STOCKHOLDER OF RECORD" DEFINED.--"Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

    92A.335 "SUBJECT CORPORATION" DEFINED.--"Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

    92A.340 COMPUTATION OF INTEREST.--Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

    92A.350 RIGHTS OF DISSENTING PARTNER OF DOMESTIC LIMITED PARTNERSHIP.--A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

    92A.360 RIGHTS OF DISSENTING MEMBER OF DOMESTIC LIMITED-LIABILITY COMPANY.--The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

    92A.370 RIGHTS OF DISSENTING MEMBER OF DOMESTIC NONPROFIT CORPORATION.--1. Except as otherwise provided in subsection 2 and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

    2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

    92A.380 RIGHT OF STOCKHOLDER TO DISSENT FROM CERTAIN CORPORATE ACTIONS AND TO OBTAIN PAYMENT FOR SHARES.--1. Except as otherwise provided in NRS 92A.370 to 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

        (a) Consummation of a plan of merger to which the domestic corporation is a party:

           (1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation and he is entitled to vote on the merger; or

           (2) If the domestic corporation is a subsidiary and is merged with its parent under NRS 92A. 180.

        (b) Consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan.

        (c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

    2. A stockholder who is entitled to dissent and obtain payment under NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

    92A.390 LIMITATIONS ON RIGHT OF DISSENT: STOCKHOLDERS OF CERTAIN CLASSES OR SERIES; ACTION OF STOCKHOLDERS NOT REQUIRED FOR PLAN OF MERGER.--1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

        (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

        (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

           (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:

               (I)  The surviving or acquiring entity; or

               (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or

           (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

    2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

    92A.400 LIMITATIONS ON RIGHT OF DISSENT: ASSERTION AS TO PORTIONS ONLY TO SHARES REGISTERED TO STOCKHOLDER; ASSERTION BY BENEFICIAL STOCKHOLDER.--1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

    2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

        (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

        (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

    92A.410 NOTIFICATION OF STOCKHOLDERS REGARDING RIGHT OF DISSENT.--1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

    2. If the corporate action creating dissenters' rights is taken BY WRITTEN CONSENT OF THE STOCKHOLDERS OR without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430. (Last amended by Ch. 208, L. '97, eff. 10-1-97.)

------------------------

Ch. 208, L. '97, eff. 10-1-97, added matter in italic.

    92A.420 PREREQUISITES TO DEMAND FOR PAYMENT FOR SHARES.--1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

        (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

        (b)  Must not vote his shares in favor of the proposed action.

    2. A stockholder who does not satisfy the requirements of subsection 1 is not entitled to payment for his shares under this chapter.

    92A.430 DISSENTER'S NOTICE: DELIVERY TO STOCKHOLDERS ENTITLED TO ASSERT RIGHTS; CONTENTS.--1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

    2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

        (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

        (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

        (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

        (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

        (e)  Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

    92A.440 DEMAND FOR PAYMENT AND DEPOSIT OF CERTIFICATES; RETENTION OF RIGHTS OF STOCKHOLDER.--1. A stockholder to whom a dissenter's notice is sent must:

        (a)  Demand payment;

        (b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

        (c) Deposit his certificates, if any, in accordance with the terms of the notice.

    2. The stockholder who demands payment and deposits his certificates, if any, BEFORE THE PROPOSED CORPORATE ACTION IS TAKEN retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

    3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter. (Last amended by Ch. 208, L. '97, eff. 10-1-97.)

------------------------

Ch. 208, L. '97, eff. 10-1-97, added matter in italic.

    92A.450 UNCERTIFICATED SHARES: AUTHORITY TO RESTRICT TRANSFER AFTER DEMAND FOR PAYMENT; RETENTION OF RIGHTS OF STOCKHOLDER.--1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

    2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

    92A.460 PAYMENT FOR SHARES: GENERAL REQUIREMENTS.--1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

        (a)  Of the county where the corporation's registered office is located;
    or

        (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

    2.  The payment must be accompanied by:

        (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

        (b) A statement of the subject corporation's estimate of the fair value of the shares;

        (c)  An explanation of how the interest was calculated;

        (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and

        (e)  A copy of NRS 92A.300 to 92A.500, inclusive.

    92A.470 PAYMENT FOR SHARES: SHARES ACQUIRED ON OR AFTER DATE OF DISSENTER'S NOTICE.--1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

    2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

    92A.480 DISSENTER'S ESTIMATE OF FAIR VALUE: NOTIFICATION OF SUBJECT CORPORATION; DEMAND FOR PAYMENT OF ESTIMATE.--1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

    2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

    92A.490 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: DUTIES OF SUBJECT CORPORATION; POWERS OF COURT; RIGHTS OF DISSENTER.--1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

    2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

    3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

    4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

    5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

        (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

        (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

    92A.500 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: ASSESSMENT OF COSTS AND FEES.--1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

    2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

        (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

        (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

    3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

    4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

    5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

                                                                       EXHIBIT E

                          FIBERNET TELECOM GROUP, INC.
                              570 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10022
                                 (212) 405-6200
                 DISSENTER'S NOTICE OF RIGHT TO DEMAND PAYMENT

          Pursuant to Nevada Revised Statutes 92A.300 to 92A.500 inclusive

To Stockholders of FiberNet Telecom Group, Inc.


    NOTICE IS HEREBY GIVEN to stockholders of FiberNet Telecom Group, Inc., a Nevada corporation (the "Company"), of corporate action wherein stockholders of the Company owning a majority of the Company's outstanding shares approved by written consent a merger of the Company into its wholly owned subsidiary, FiberNet Telecom Group, Inc., a Delaware Corporation ("FiberNet Delaware"), in order to change the Company's state of incorporation from Nevada to Delaware (the "Merger"). The date of the corporate action approving such matters was December 10, 1999. The effective date of the Merger will be on or about February 4, 2000.


    NOTICE IS ALSO GIVEN that the Board of Directors of the Company has created the 1999 Stock Option Plan of the Company, as amended (the "Stock Option Plan") providing for 4,500,000 shares of common stock to be reserved for issuance thereunder and which the stockholders owning a majority of the Company's outstanding shares approved by written consent such Stock Option Plan on December 10, 1999. The purpose of the Stock Option Plan is to advance the growth and success of the Company by enabling employees, directors and consultants to acquire a proprietary interest in the Company.


    NOTICE IS ALSO GIVEN that demand for payment must be made on the enclosed form supplied herewith, and must be received no later than February 13, 2000 in order to be entitled to payment. Such demand and the certificates representing the shares with respect to which such demand is made must be sent to and deposited with the transfer agent for the Company, addressed as follows:


                                  Interwest Transfer Co., Inc.
                                  P.O. Box 17136
                                  Salt Lake City, Utah 84107
                                  (801) 272-9294

    Beneficial stockholders may assert dissenter's rights only with respect to all shares which they beneficially own and only if they submit the attached Letter of Transmittal executed by the stockholder of record as evidence of consent.

                                                       By Order of the Board of Directors of
                                                       FiberNet Telecom Group, Inc.

Dated: December 27, 1999                               By:  /s/ MICHAEL S. LISS
                                                            ---------------------------------
                                                            Michael S. Liss, President and Chief
                                                            Executive Officer

                        STOCKHOLDER'S DEMAND FOR PAYMENT

    The undersigned stockholder of FiberNet Telecom Group, Inc., a Nevada corporation (the "Company"), pursuant to the provisions of Nevada corporate law and a Dissenter's Notice from the Company dated December 27, 1999, which the stockholder has received, hereby dissents from the corporate action described therein, and demands payment of the fair value with respect to shares of common stock of the Company (the "Shares") which are held in the name of the undersigned on the transfer records of the Company.

    Under penalties of perjury, the undersigned hereby certifies to the Company that:

    1.  (Check applicable box)

        [ ] the undersigned acquired beneficial ownership of the Shares before December 27, 1999.

        [ ] the undersigned acquired beneficial ownership of the Shares on or after December 27, 1999.

    2. The Shares with respect to which the undersigned is demanding payment include all shares of the Company beneficially owned by the undersigned, and if any of the Shares are beneficially owned by any other person or persons, the Shares with respect to which the undersigned is demanding payment include all shares of the Company beneficially owned by each such person, and each such person has consented to and directed the undersigned to demand payment.

    IN WITNESS WHEREOF, the undersigned has executed this document the   day of
      ,       .

                                               ---------------------------------------------
                                               Signature
                                               ---------------------------------------------
                                               Print Name of Stockholder (exactly as it
                                               appears on the certificates)

    THE ATTACHED LETTER OF TRANSMITTAL MUST BE RECEIVED BY THE COMPANY ON OR BEFORE FEBRUARY 13, 2000 OR ALL RIGHTS INHERENT IN SAID SHARES SHALL BE EXTINGUISHED.

                           TO: FIBERNET TELECOM GROUP, INC.
                           C/O INTERWEST TRANSFER CO., INC.
                              P.O. BOX 17136
                              SALT LAKE CITY, UTAH 84107
                              (801) 272-9294

    Please accept this Letter of Transmittal to Tender Shares of Common Voting Stock ("Shares") of the Company pursuant to the Company's Notice to Stockholders dated December 27, 1999, ("Notice").

    CERTIFICATES FOR ALL SHARES TENDERED MUST BE ENCLOSED HEREWITH.

    The undersigned hereby represents that the undersigned has full power to submit the Shares tendered hereby, and that when the same are accepted by the Company, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, and encumbrances and such Shares shall not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the assignment and transfer of the Shares tendered hereby.

               ALL STOCKHOLDERS TENDERING SHARES MUST SIGN BELOW

----------------------------------------              ----------------------------------------
Signature of Registered Holder or                     Signature of Registered Holder or
Authorized Signatory                                  Authorized Signatory (if more than one)

----------------------------------------              ----------------------------------------
Type or Print Name                                    Type or Print Name

Dated:                                                Dated:

Tax Identification or Social Security No(s):______________________________

Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for Shares. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide evidence of authority to act in such capacity.

                                                                       EXHIBIT F

                          FIBERNET TELECOM GROUP, INC.
                             1999 STOCK OPTION PLAN
                                  (AS AMENDED)
                                  PLAN SUMMARY

    The purpose of this FIBERNET TELECOM GROUP, INC. 1999 Stock Option Plan ("Plan") is to advance the growth and success of FiberNet Telecom Group, Inc. (the "Company") by enabling Employees (as defined herein), directors and consultants to acquire a proprietary interest in the Company. It provides that an aggregate of 4,500,000 of the aggregate outstanding shares of common stock, $0.001 par value, of the Company (the "Common Stock") may be optioned to Employees, consultants or directors. Options (as defined herein) granted under this Plan may be either Incentive Stock Options (as defined herein), which qualify for favorable Federal income tax treatment, or Nonstatutory Stock Options (as defined herein). All Employees are eligible to receive Incentive Stock Options or Nonstatutory Stock Options, and directors and consultants are eligible to receive Nonstatutory Stock Options.

    To meet one of the statutory requirements for Incentive Stock Options under
Section 422 of the Code (as defined herein), this Plan provides that the purchase price of the optioned stock must be fixed at no less than the Fair Market Value (as defined herein) of the Common Stock as of the time the Incentive Stock Option is granted (or in the case of an Optionee who beneficially owns more than ten percent (10%) of the Company's outstanding shares of Common Stock, no less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock as of the time the Incentive Stock Option is granted). To the extent that the aggregate Fair Market Value of the Shares (measured at the time of grant) with respect to which Options designated as Incentive Stock Options are exercisable by an Optionee for the first time in any one (1) calendar year exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. Incentive Stock Options granted under this Plan are nontransferable (other than by will or the laws of descent and distribution) and Incentive Stock Options may not be exercised more than ten (10) years (five (5) years in the case of an Optionee who beneficially owns more than ten percent (10%) of the Company's outstanding shares of the Common Stock) after the date they are granted.

    The Company will receive no cash consideration for granting Options under this Plan. However, when an Option is exercised, the holder is required to pay the Option Price (as defined herein) for the number of shares of the Common Stock to be issued under the exercised Option.

    This Plan will be administered by the Administrator and will terminate five
(5) years after the earlier of the date it is adopted by the Board or the date it is approved by the Company's stockholders.

                                   ARTICLE 1
                                  DEFINITIONS

    As used herein, the following terms have the meanings hereinafter set forth:

    "Act" means the Securities Act of 1933, as amended.

    "Administrator" means the Board or the Compensation Committee, whichever shall be administering this Plan from time to time in the discretion of the Board, as described in Section 3 of this Plan.

    "Board" means the Board of Directors of the Company.

    "Code" means the Internal Revenue Code of 1986, as amended.

    "Compensation Committee" means the committee appointed by the Board in accordance with Section 3 of this Plan.

    "Employee" means an individual who is employed (within the meaning of Section 3401 of the Code and the regulations thereunder) by the Company or a Subsidiary.

    "Employment Agreement" means an agreement between the Company or any of its Subsidiaries and an Employee pursuant to which such Employee is employed by the Company or any of its Subsidiaries.

    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    "Fair Market Value" of Shares shall mean (i) if the Shares are not publicly traded on the day in question, the fair market value of the Shares on the day in question as determined and set forth in writing by the Administrator (who, in making such determination, shall make a good faith effort to establish the true fair market value of the Shares as of such date using such methods as the Administrator may deem appropriate and taking into consideration any requirements set forth in the Code or the regulations thereunder and whose determination shall be conclusive and binding on all Optionees) or (ii) if the Shares are publicly traded on the day in question, the closing sales price for the Shares, if applicable, or the average of the last bid and asked prices on the date of the grant on or before 4:00 p.m. as reported by Bloomberg L.P.

    "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

    "Nonstatutory Stock Option" shall mean an Option not described in Section 422(b), 423(b) or 424(c)(3)(B) of the Code.

    "Option" means an option to purchase a Share pursuant to the provisions of this Plan.

    "Optionee" means an Employee, director or consultant to whom an Option has been granted hereunder.

    "Option Price" means the price per share of the Shares subject to each Option as provided in Section 6.3 hereof.

    "Option Term" means the period of time during which an Option may be exercised.

    "Outstanding Stock" shall have the meaning assigned to it in Section 4.2(b) hereof.

    "Share" or "Shares" means shares of Common Stock of the Company.

    "Stock Option Agreement" means the written agreement between the Company and the Optionee, containing such terms and conditions and in such form, not inconsistent with the Plan, under which the Optionee may purchase Shares hereunder.

    "Subsidiary" means FiberNet Telecom, Inc., FiberNet Equal Access, L.L.C. or Local Fiber, L.L.C. and any other wholly-owned or majority-owned or controlled entity of the Company created hereafter.

    "Total and Permanent Disability" means the inability of an Employee or officer to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which (i) can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months and (ii) the Administrator, based upon medical evidence, has expressly determined is a Total and Permanent Disability.

                                   ARTICLE II
                                    THE PLAN

2.1 NAME.

    This Plan shall be known as the "1999 Stock Option Plan".

2.2 PURPOSE.

    The purpose of this Plan is to advance the growth and success of the Company and its stockholders by affording Employees, directors and consultants of the Company an opportunity to acquire or increase their proprietary interest in the Company by the grant to such individuals of Options under the terms set forth herein. By encouraging such individuals to acquire or increase their proprietary interest in the Company, the Company seeks to attract, motivate and retain those highly competent individuals upon whose judgment, initiative, leadership, and continued efforts the success of the Company in large measure depends.

2.3 INTENTION.

    It is intended that the Options issued to Employees under this Plan may qualify as Incentive Stock Options and the terms of this Plan shall be interpreted in accordance with such intention if they are issued in accordance with the rules set forth herein applicable to Incentive Stock Options.

                                  ARTICLE III
                                 ADMINISTRATION

3.1 ADMINISTRATION.

    This Plan shall be administered, in the discretion of the Board from time to time, by the Board or by the Compensation Committee acting as the Administrator. The Compensation Committee shall be appointed by the Board, in a manner consistent with the Company's By-Laws, and shall consist of not less than two
(2) non-Employee directors of the Company within the meaning of Rule 16b-3 of the Exchange Act. The Board may from time to time remove members from, or add members to, the Compensation Committee. Vacancies on the Compensation Committee, however caused, shall be filled by the Board. The Board may appoint one (1) of the members of the Compensation Committee as Chairman. The Administrator shall hold meetings at such times and places as it may determine. Acts of a majority of the Administrator at which a quorum is present, or acts reduced to or approved in writing by the unanimous consent of the members of the Administrator, shall be the valid acts of the Administrator.

3.2 DUTIES.

    The Administrator shall from time to time at its discretion (i) select the Employees, directors or consultants who are to be granted Options, (ii) determine the number of Shares subject to Options to be granted to each Optionee and designate such Options either as Incentive Stock Options or Nonstatutory Stock Options, (iii) determine the Option Price of any Options granted hereunder, and (iv) determine the terms and conditions, not inconsistent with the terms of this Plan, of the award of any Options granted hereunder, including the vesting of any Option or the acceleration of vesting or waiver of a forfeiture restructure, based in each case on such factors as the Administrator shall determine, in its sole discretion. The interpretation and construction by the Administrator of any provisions of this Plan or of any Option granted thereunder shall be final. No member of the

Administrator shall be liable for any action or determination made in good faith with respect to this Plan or any Option granted hereunder.

                                   ARTICLE IV
                                 PARTICIPATION

4.1 ELIGIBILITY.

    The Optionees shall be such persons as the Administrator may select from among the Employees (who may be officers), consultants and directors of the Company or of a Subsidiary subject to the terms and conditions of Section 4.2 below. Options may be conditionally granted to persons who are prospective Employees, directors, officers or managers or agents of, or consultants, advisors or contractors to, the Company or any of its Subsidiaries, to take effect when such position is finalized; PROVIDED, that any such conditional grant of an Incentive Stock Option to a prospective Employee shall, by its terms, become effective no earlier than the date on which such person actually becomes an Employee.

4.2 TEN-PERCENT STOCKHOLDERS.

    An Optionee who owns, directly or indirectly (within the meaning of Sections 422(b)(6) and 424(d) of the Code), capital stock possessing more than ten percent (10%) of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries (a "10% Holder") shall not be eligible to receive an Incentive Stock Option unless (i) the Option Price of the Shares subject to such Option is at least one hundred ten percent (110%) of the Fair Market Value of such Shares on the date of grant and (ii) such Option by its terms is not exercisable after the expiration of five (5) years from the date of grant.

                                   ARTICLE V
                             SHARES SUBJECT TO PLAN

5.1 SHARES AVAILABLE FOR OPTIONS.

    Subject to adjustment pursuant to the provisions of Section 5.2 hereof, the total number of Shares which may be issued upon the exercise of all Options shall not exceed 4,500,000 of the aggregate outstanding Shares. Such Shares may be either authorized and unissued Shares or issued Shares which have been reacquired by the Company. If any Option shall expire or terminate for any reason without having been exercised in full, new Options may be granted covering Shares originally set aside for the exercise of such expired or terminated Option.

5.2 ADJUSTMENTS.

    (a) Subject to any required action by the Board and/or stockholders, the number of Shares covered by this Plan as provided in Section 5.1 hereof, the number of Shares covered by each outstanding Option and the Option Price thereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only if paid in Shares), a stock split or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company.

    (b) Subject to any required action by the Board and/or stockholders, if the Company shall merge with another corporation and the Company is the surviving corporation in such merger and under the terms of such merger the Shares outstanding immediately prior to the merger remain outstanding and unchanged, each outstanding Option shall continue to apply to the Shares subject thereto and shall also pertain and apply to any additional securities and other property, if any, to which a holder of the number of Shares subject to the Option would have been entitled as a result of the merger.

    (c) To the extent that the foregoing adjustments relate to securities of the Company, such adjustments shall be made by the Administrator, whose determination shall be conclusive and binding on all persons. In computing any adjustment under this Section 5.2, any fractional Share which might otherwise become subject to an Option shall be eliminated.

                                   ARTICLE VI
                                    OPTIONS

6.1 OPTION GRANT AND AGREEMENT.

    Each Option grant shall be evidenced by a resolution of the Compensation Committee or the Board (each, a "Resolution") approving the Option grant contained in (i) an Employment Agreement or (ii) a Stock Option Agreement, each dated as of the date of grant (or including a reference thereto) and executed by the Company and the Optionee, which Employment Agreement or Stock Option Agreement and Resolution shall set forth the number of Options granted, the Option Price, the Option Term and such other terms and conditions as may be determined appropriate by the Administrator; PROVIDED, and that such terms and conditions are consistent with this Plan.

6.2 INCENTIVE STOCK OPTION CONDITIONS.

    Each Incentive Stock Option shall be subject to the following conditions, which conditions shall be stated within the Employment Agreement or Stock Option Agreement. Any Incentive Stock Option granted under this Plan which does not comply with these provisions shall not be considered an Incentive Stock Option and shall automatically be treated as a Nonstatutory Stock Option:

    (a) To the extent that the aggregate Fair Market Value of Shares (measured at the time of grant) with respect to which Options designated as Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under this Plan and all similar plans maintained by the Company, exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this provision, Incentive Stock Options shall be taken into account in the order in which they were granted.

    (b) Incentive Stock Options granted to an Optionee may be exercised in any order, so that an Optionee may exercise an Incentive Stock Option if another Incentive Stock Option, granted to him or her at an earlier time, remains outstanding.

    (c) No Incentive Stock Option may be assigned or transferred by an Optionee other than by will or by the laws of descent and distribution. During the lifetime of an Optionee, the Incentive Stock Option may be exercised only by the Optionee. Transfer of an Incentive Stock Option by will or by the laws of descent and distribution shall not be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will or such other evidence as the Board may deem necessary to establish the validity of the transfer and the acceptance by the transferee of the terms and conditions of such Option.

6.3 OPTION PRICE.

    The Option Price shall be determined by the Administrator, subject to any limitations imposed by this Plan, but the Option Price of Incentive Stock Options shall not be less than the Fair Market Value of Shares on the date the Incentive Stock Option is granted and, in the case of an Incentive Stock Option granted to an Optionee described in Section 4.2 hereof, the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant.

6.4 OPTION TERM.

    The Option Term shall be determined by the Administrator, subject to any limitations imposed by this Plan, but with respect to Incentive Stock Options shall not be more than ten (10) years from the date such Option is granted and, in the case of an Option granted to an Optionee described in Section 4.2 hereof, shall not be more than five (5) years from the date such Option is granted. Options may be subject to earlier termination as provided in this Plan.

6.5 LIMITATIONS ON EXERCISE OF OPTIONS.

    Notwithstanding anything contained in this Plan to the contrary:

    (a) Options may not be exercised until this Plan has been ratified by the stockholders of the Company as provided in Section 9.5 hereof.

    (b) Options shall be exercised in full or in such equal or unequal installments as the Administrator shall determine and as set forth in the Stock Option Agreement or Employment Agreement; PROVIDED, that if an Optionee does not purchase all of the Shares which the Optionee is entitled to purchase on a certain date or within an established installment period, the Optionee's right to purchase any unpurchased Shares shall continue during the Option Term (taking into account any early termination of such Option Term which may be provided for under this Plan).

    (c) No Option granted under this Plan shall be assignable or otherwise transferable by the Optionee except by will or by the laws of descent and distribution; PROVIDED, that the Administrator may, in its sole discretion, grant transferable Nonstatutory Stock Options specifying (i) the manner in which such Nonstatutory Stock Options are transferable and (ii) that such transfer shall be subject to applicable securities laws and the Code.

    (d) Except as otherwise provided in such Employment Agreement or Stock Option Agreement, as applicable, the Options shall vest and become exercisable by the Optionee at the rate of 33.33% per year for three (3) years, according to the following schedule:

        (i) Commencing on the date one (1) year after the date of the grant of the Option, the Option may be exercised to the extent of 33.33% of the Shares subject to the Option.

        (ii) Commencing on the date two (2) years after the date of the grant of the Option, the Option may be exercised to the extent of 66.66% of the Shares subject to the Option to the extent that it has not previously been exercised.

        (iii) Commencing on the date three (3) years after the date of the grant of the Option, the entire Option may be exercised to the extent that it has not previously been exercised.

6.6 METHOD OF EXERCISING OPTIONS; WITHHOLDING TAX.

    (a) Options shall be exercised by a written notice, delivered to the Company at its principal office in New York, New York, specifying the number of Shares to be purchased and tendering payment in full for such Shares. Payment may be tendered in cash or by certified, bank, cashier's or teller's check or by Shares (valued at Fair Market Value as of the date of tender), or some combination of the foregoing. In the event all or part of the Option Price is paid in Shares, any excess of the value of such Shares over the Option Price will be returned to the Optionee as follows: (i) any whole Share remaining in excess of the Option Price will be returned in kind, and may be represented by one or more share certificates; and (ii) any partial Shares remaining in excess of the Option Price will be returned in cash.

    (b) In the event the Company determines that it is required to withhold state or Federal income tax as a result of the exercise of an Option, as a condition to the exercise thereof, the Optionee may be required to make arrangements satisfactory to the Company to enable it to satisfy such withholding requirements. Payment of such withholding requirements may be made, in the discretion of the Administrator, (i) in cash, (ii) by delivery of Shares registered in the name of the Optionee, (iii) by the Company not issuing such number of Shares subject to the Option as have a Fair Market Value at the time of exercise equal to the amount to be withheld or (iv) any combination of (i), (ii) and (iii) above. If (A) any Shares are registered under
Section 12 of the Exchange Act, (B) the Optionee is an officer or director (as defined in Section 16 of the Exchange Act) of the Company subject to Section 16(b) of the Exchange Act and (C) such payment is made with Shares acquired by the Optionee upon the exercise which gives rise to such withholding, an election under the preceding sentence (1) must be irrevocable and with respect to all Shares covered by the Option subject to the election, PROVIDED that such election may be changed through another irrevocable election that takes effect at least six (6) months after the prior election or (2) may be made during the period beginning on the third business day following the date of release of quarterly and annual summary statements of sales and earnings as provided by Rule 16b-3(e)(3) of the Securities and Exchange Commission and ending on the twelfth (12th) business day following such date and only if such period occurs before the date the Company requires payment of the withholding tax. The election need not be made during the ten (10) day window period if counsel to the Company determines that compliance with such requirement is unnecessary.

6.7 RIGHTS IN THE EVENT OF SALE, MERGER OR OTHER REORGANIZATION.

    Except as expressly provided in Section 5.2 hereof and this Section 6.7, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, including, without limitation, pursuant to an initial public offering, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Option Price of Shares subject to an Option. The grant of an Option pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets. In any such event (other than a merger of the type described in Section 5.2(b) hereof), all rights of the Optionee with respect to the unexercised portion of any Option shall wholly and completely terminate and all Options shall be canceled at the time of any merger, consolidation, sale or transfer of assets, liquidation or dissolution, except to the extent that any agreement or undertaking of any party to any such merger, consolidation, or sale or transfer of assets, or any plan pursuant to which such liquidation or dissolution is effected, shall make specific provision with respect to the Plan and the rights of Optionees with respect to Options granted thereunder. Notwithstanding the foregoing, the holder of any such Option or right theretofore granted and still outstanding shall have the right immediately prior to the effective date of such merger, consolidation, sale or transfer of assets, liquidation or dissolution to exercise such Option in whole or in part (without regard to any installment provision as set forth in Section 6.5(d) that may have been made a part of the terms and conditions of such Option or right). In no event, however, may any Incentive Stock Option which becomes exercisable pursuant to this Section 6.7 be exercised, in whole or in part, later than the date preceding the tenth anniversary date of the grant thereof.

6.8 RIGHTS IN THE EVENT OF DEATH.

    If an Optionee's employment or service with the Company is terminated on account of death, the person or persons who shall have acquired the right, by will or by the laws of descent and distribution, to exercise the Optionee's Options shall continue to have (subject to Sections 6.2 and 6.5 above) the right, for a period which shall not exceed the earlier of the remaining Option Term (taking into account any earlier termination date provided by this Plan) or one (1) year from the date of such Optionee's death, to exercise any Options which such Optionee would have been entitled to exercise on the date of such Optionee's death. At the expiration of such one (1) year period, or such earlier time as may be applicable, any such Options which remain unexercised shall expire. In no event may any Options be exercised that could not have been exercised by an Optionee on the date of such Optionee's death.

6.9 RIGHTS IN THE EVENT OF TOTAL AND PERMANENT DISABILITY.

    If an Optionee's employment or service with the Company is terminated on account of Total and Permanent Disability, the Optionee shall have (subject to Sections 6.2 and 6.5 above) the right, for a period which shall not exceed the earlier of the remaining Option Term (taking into account any earlier termination date provided by this Plan) or one (1) year from the date of such Optionee's Total and Permanent Disability, to exercise any Options which such Optionee would have been entitled to exercise on the date of such Optionee's Total and Permanent Disability. At the expiration of such one (1) year period, or such earlier time as may be applicable, any such Options which remain unexercised shall expire. In no event may any Options be exercised that could not have been exercised by an Optionee on the date of such Optionee's Total and Permanent Disability.

6.10 RIGHTS IN THE EVENT OF TERMINATION OF SERVICE OR EMPLOYMENT.

    In the event that an Optionee's service or employment with the Company terminates, other than by reason of death or Total and Permanent Disability or termination for cause, the Optionee shall have (subject to Sections 6.2 and 6.5 above) the right for a period which shall not exceed the earlier of: (a) three
(3) months from the date the Optionee ceases to be an Employee of the Company to exercise any unexercised portion of Incentive Stock Options granted hereunder, which unexercised Incentive Stock Options shall be treated as Nonstatutory Stock Options after such three-month period; PROVIDED, that if the Optionee shall die during such three-month period, the time of termination of the unexercised portion of the Incentive Stock Options shall be the expiration of 12 months from the date of such termination of service or employment of the Optionee; or (b) the remaining Option Term (taking into account any earlier termination date provided by this Plan) to exercise any unexercised portion of the Nonstatutory Stock Options. In no event may any Options be exercised that could not have been exercised by an Optionee on the date of such Optionee's termination of service or employment. Notwithstanding the foregoing, if an Optionee's service or employment is terminated for cause, the Company may notify the Optionee that any Options not exercised prior to such termination are canceled. For purposes hereof, a termination of service or employment for cause shall include, but not be limited to, dismissal as a result of (i) Optionee's conviction of any crime or offense involving money or other property of the Company or its subsidiaries or affiliates or which constitutes a felony in the jurisdiction involved, (ii) Optionee's gross negligence, gross incompetence or willful misconduct in the performance of his or her duties or (iii) Optionee's willful failure or refusal to perform his or her duties.

                                  ARTICLE VII
                      SHARES ISSUED PURSUANT TO AN OPTION

7.1 ISSUANCE OF CERTIFICATES.

    The Company shall not be required to issue or deliver any certificate for Shares purchased upon the exercise of any Option, or any portion thereof, prior to fulfillment of all of the following applicable conditions:

    (a) The admission of such Shares to listing on all stock exchanges or markets on which the Shares are then listed to the extent such admission is necessary.

    (b) The completion of any registration or other qualification of such Shares under any Federal or state securities laws or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Board shall in its sole discretion deem necessary or advisable, or the determination by the Board in its sole discretion that no such registration or qualification is required.

    (c) The obtaining of any approval or other clearance from any Federal or state governmental agency which the Board shall, in its sole discretion, determine to be necessary or advisable.

    (d) The lapse of such reasonable period of time following the exercise of the Option as the Board from time to time may establish for reasons of administrative convenience.

7.2 COMPLIANCE WITH SECURITIES AND OTHER LAWS.

    In no event shall the Company be required to sell, issue or deliver Shares pursuant to Options if in the opinion of the Board the issuance thereof would constitute a violation by either the Optionee or the Company of any provision of any law or regulation of any governmental authority or any securities exchange. As a condition of any sale or issuance of Shares pursuant to Options, the Company may place legends on the Shares, issue stop-transfer orders and require such agreements or undertakings from the Optionee as the Company may deem necessary or advisable to assure compliance with any such law or regulation, including if the Company or its counsel deems it appropriate, representations from the Optionee that the Optionee is acquiring the Shares solely for investment and not with a view to distribution and that no distribution of the Shares acquired by the Optionee will be made unless registered pursuant to applicable Federal and state securities laws or unless, in the opinion of counsel to the Company, such registration is unnecessary.

7.3 FURTHER ASSURANCES.

    At any time and from time to time, upon written request of the Company, each Optionee shall promptly and duly execute and deliver such further instruments and documents and take such further action as the Company may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and the rights and powers herein granted.

                                  ARTICLE VIII
                TERMINATION, AMENDMENT AND MODIFICATION OF PLAN

8.1 TERMINATION, AMENDMENT AND MODIFICATION OF PLAN.

    (a) The Board may at any time modify and amend the Plan in any respect; PROVIDED, that the approval of a majority of stockholders of the Company entitled to vote shall be obtained prior to any such amendment becoming effective if such approval is required by law or is necessary to comply with regulations promulgated by the Securities and Exchange Commission under Section 16(b) of the Exchange Act or Section 422 of the Code or the regulations promulgated by the Treasury Department thereunder.

    (b) The Plan shall terminate five years from the date it is adopted by the Board or, if earlier, five years from the date it is approved by stockholders of the Company, and no Option shall be granted under this Plan after such date.

8.2 EFFECT OF TERMINATION, AMENDMENT OR MODIFICATION OF PLAN.

    Notwithstanding Section 8.1 hereof, no termination, amendment or modification of this Plan shall in any manner affect any Option theretofore granted under this Plan without the consent of the

Optionee or a person who shall have acquired the right to exercise the Option by will or the laws of descent and distribution.

                                   ARTICLE IX
                                 MISCELLANEOUS

9.1 NO EMPLOYMENT RIGHTS.

    Nothing contained in the Plan or in any Stock Option Agreement shall confer upon any Optionee any right with respect to the continuation of his or her employment by or service with the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any such Subsidiary at any time to terminate such employment or service or to increase or decrease the compensation of an Optionee from the rate in existence at the time of the grant of an Option.

9.2 BINDING EFFECT.

    This Plan shall be binding upon the successors and assigns of the Company and upon persons who acquire the right to exercise Options issued hereunder by will or through the laws of descent and distribution.

9.3 SINGULAR, PLURAL, GENDER.

    Whenever used herein, except where the context clearly indicates to the contrary, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

9.4 HEADINGS.

    Headings of the Sections hereof are inserted for convenience and reference and constitute no part of this Plan.

9.5 EFFECTIVE DATE; RATIFICATION BY STOCKHOLDERS.

    This Plan shall become effective upon its adoption by the Board but is subject to the ratification and approval by the affirmative vote of the holders of a majority of the Company's outstanding shares of voting capital stock within twelve (12) months following such adoption. If this Plan is not so approved by the stockholders this Plan shall become null and void and of no force or effect. Any Options granted pursuant to this Plan may not be exercised until this Plan shall have been ratified and approved by the stockholders pursuant to this
Section 9.5.

9.6 RIGHTS AS STOCKHOLDER.

    An Optionee shall have no rights as a stockholder with respect to any Shares subject to such Option prior to the purchase of such Shares by exercise of such Option as provided herein.

9.7 APPLICABLE LAW.

    This Plan and the Options granted hereunder shall be interpreted, administered and otherwise subject to the laws of the State of New York (disregarding choice-of-law provisions).

As adopted by the Board of Directors of
FIBERNET TELECOM GROUP, INC.
on December 17, 1999

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